Annual Report
September 30, 1996

STEIN ROE
EQUITY
FUNDS

Growth and Income Funds
  Balanced Fund
  Growth & Income Fund

Growth Funds
  Growth Stock Fund
  Special Fund
  Special Venture Fund
  Capital Opportunities Fund
  International Fund

Stein Roe Mutual Funds
Building Wealth For Generations

photographic image of small girl

Contents

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From the President................................................   1
   Tim Armour's thoughts on the markets and investing

Performance.......................................................   4
   How the Stein Roe equity funds have done over time

Q&A

Balanced Fund.....................................................   8
Growth & Income Fund..............................................   12
Growth Stock Fund.................................................   17
Special Fund......................................................   21
Special Venture Fund..............................................   23
Capital Opportunities Fund........................................   29
International Fund................................................   34
   Interviews with the portfolio managers and a summary of major shifts in the Funds' investments over the past 12 months
Investments.......................................................   43
   A complete list of each Fund's investments with
   market values
Financial Statements..............................................   66
   Balance sheets, statements of operations and
   changes in net assets
Notes to Financial Statements.....................................   74
Financial Highlights..............................................   79
   Selected per-share data
Report of Independent Auditors....................................   91

This report must be preceded or accompanied by a prospectus.

From the President

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TO OUR SHAREHOLDERS

We're pleased to present this annual report for Stein Roe's growth and income funds -- Balanced Fund and Growth & Income Fund -- and Stein Roe's growth funds -- Growth Stock Fund, Special Fund, Special Venture Fund, Capital Opportunities Fund and International Fund.

THE ECONOMY HEATS UP AND THE STOCK MARKET STUMBLES...AND RECOVERS Early in the Stein Roe funds' fiscal year, most signs pointed to slowing economic growth. This prompted the Federal Reserve to cut short-term interest rates in December 1995 and again in January 1996. In early March, however, the government released a string of stronger-than-expected economic reports, setting this slow-growth scenario on its head. Other signs of renewed growth soon followed, including price increases in several key commodities, fanning inflation fears. As a result, many investors switched gears, leading to selloffs in some areas of the market, particularly among growth stocks that tend to perform better in a slow-growth environment. Eventually, however, the stock market recovered.

STOCK PRICES FOLLOW EARNINGS SOUTH Then, in early July, the Labor Department released yet another strong employment report, once again raising fears the Federal Reserve would have to raise interest rates to prevent a possible outbreak of inflation. By the following week, however, investor sentiment had undergone a seismic shift. Following the release of disappointing earnings results by several market bellwethers, investors suddenly went from thinking the economy was so strong it might trigger inflation, to thinking the economy was so fragile it could no longer support earnings growth. Moreover, market analysts worried about the erosion -- and possible collapse -- of the three pillars that had supported the stock market for so long: interest rates were no longer declining; corporate profits were no longer soaring; and investors were no longer pouring money into stock mutual funds. In fact, the Investment Company Institute reported that investors had pulled more than $4 billion out of stock funds in just one week in July.

   Slowly but surely, however, some good news trickled in. Commodity prices fell, the government announced a sharp reduction in the deficit, several companies released encouraging earnings-related news and the Federal Reserve decided to hold steady on interest rates. Buying picked up somewhat and, despite a lack of any real dramatic change in the economic data, the stock photographic image of Tim Armour, President market staged a powerful late-summer rally. Investors, worried at the prospect of being light on equities, flooded back into the market.

WHAT A DIFFERENCE A DAY -- OR A FEW MONTHS -- CAN MAKE
At a glance, the stock market offers no hint of these stormier days. Since hitting an intraday trough of 5,170 on July 16, the Dow Jones Industrial Average climbed more than 730 points by September 30, 1996, for a gain of roughly 13 percent. Similarly, by September 30, 1996, the S&P 500 had regained roughly 13 percent since its mid-summer low, and the Nasdaq Composite Index had picked up more than 17 percent.

DOW BREAKS 6,000 -- NOW WHAT?
Since then, the stock market has continued its ascent almost without interruption, and on October 14, 1996, the Dow closed above 6,000 -- the latest milestone in a run that has lifted the century-old stock index more than 150 percent over the past six years. Opinions of this event's significance varied widely. Some believed it would give investors renewed confidence in the stock market's strength. Others were far less optimistic, believing it indicated the bull market was entering its final stages. Still others believed it was just another record close that had very little significance -- after all, prior to breaking the 6,000-point mark, the Dow had reached 27 new highs in 1996.

   There is one thing, however, that most experts agree on: The Dow probably won't top 7,000 any time soon. That's because, although companies continue to meet or exceed their earnings expectations, corporate profitability appears to have reached a plateau. For the past several years, companies haven't had to raise prices to make money because unit labor costs were so low. With wages increasing and unemployment hovering near a seven-year low, however, unit labor costs are starting to increase. This means many companies will probably either have to raise prices or watch their profit margins slip. Moreover, we think a stronger dollar and higher interest rates could also begin to eat away at corporate profits. Consequently, while we think earnings will remain generally positive, there may be some cases where we see declines for a number of companies and industries.

   Nonetheless, as long as the economy continues to grow, inflation remains subdued, and there's not an appreciable rise in interest rates, we believe the stock market still has room to run -- albeit probably not at the same pace as this past year.

THE BASICS
No one can predict what might happen to the stock market or stock funds in the future. Nonetheless, we believe investors must understand the factors that move the markets -- not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon. And try to follow a regular investment plan. By investing a certain amount of money each month or quarter, you can take advantage of dollar-cost averaging. Of course, not everyone is in a position to follow a regular investment plan, and it neither ensures a profit nor protects against a loss in a declining market. This simple strategy, however, can help you meet your investment objectives across various market cycles.

   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,
   /S/ Timothy K. Armour
   Timothy K. Armour
   President
   October 30, 1996

The Dow Jones Industrial Average, the S&P 500 and the Nasdaq Composite Index are unmanaged groups of stocks that differ from the composition of any Stein Roe fund. They are not available for direct investment.

Fund Performance
-----------------------------------------------------------------------------

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).


-----------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                       Periods ended September 30, 1996

                                        PAST 1    PAST 3    PAST 5     PAST 10
                                         YEAR      YEARS     YEARS      YEARS
-----------------------------------------------------------------------------
BALANCED FUND                           14.83%      9.68%    10.93%    10.58%
GROWTH STOCK FUND                       21.04      16.57     13.75     14.12
SPECIAL FUND                            17.89      11.29     13.85     15.53
CAPITAL OPPORTUNITIES FUND              49.55      28.12     24.47     16.33
S&P 500                                 20.32      17.40     15.21     14.97
S&P MidCap                              14.00      13.36     15.24     15.52
Nasdaq Industrials                      12.83      12.39     13.42     12.40
Russell 2000                            13.13      12.73     15.76     11.92
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
                                        PAST 1    PAST 3    PAST 5      LIFE
                                         YEAR      YEARS     YEARS    OF FUND1
------------------------------------------------------------------------------
GROWTH & INCOME FUND                    22.67%     15.62%    15.76%    11.80%
S&P 500                                 20.32      17.40     15.21     12.83
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
                                              PAST 1               LIFE
                                               YEAR              OF FUND1
-----------------------------------------------------------------------------
SPECIAL VENTURE FUND2                         31.81%             30.22%
S&P 500                                       20.32              24.69
Russell 2000                                  13.13              19.26
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
                                              PAST 1               LIFE
                                               YEAR              OF FUND1
-----------------------------------------------------------------------------
INTERNATIONAL FUND                             8.23%              4.98%
MSCI EAFE                                      8.61               5.80

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.
1 Inception Dates: International Fund -- March 1, 1994; Special Venture Fund
-- October 17, 1994; Growth & Income Fund -- March 23, 1987. Because index returns are calculated on a monthly basis, the index returns marked "Life of Fund" are calculated from the month-end results that fell closest to the Funds' inception dates.
2 In July 1996, Special Venture Fund's benchmark index was changed from the
S&P 500 to the Russell 2000 Index. We believe the median market value of the Russell 2000 is more reflective of the Fund's performance than the S&P 500.

Investment Comparison
----------------------------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment for the years ended
September 30.
----------------------------------------------------------------------------------------------------
Capital Opportunities, Special, Growth Stock and Balanced Funds


                       Capital                                 Growth
   Year                Opportunities Fund  Balanced Fund       Stock Fund     S&P 500   Special Fund
   9/30/86             10000               10000               10000          10000     10000
   9/30/87             15099               11859               15103          14342     13821
   9/30/88             11584               11162               11222          12564     13120
   9/30/89             15833               13479               15022          16705     18368
   9/30/90              9894               12554               14396          15161     16755
   9/30/91             15188               16279               19671          19875     22147
   9/30/92             16098               18091               22498          22070     24131
   9/30/93             21573               20727               23643          24932     30731
   9/30/94             22071               20802               24140          25849     31352
   9/30/95             30339               23816               30943          33529     35929
   9/30/96             45372               27348               37453          40342     42357
-----------------------------------------------------------------------------------------------------

Growth & Income Fund

                       Growth
   DATE                & Income Fund       S&P 500
   3/31/87             10000               10000
   9/30/87             10000               11195
   9/30/88              8610                9808
   9/30/89             11247               13040
   9/30/90             10657               11835
   9/30/91             13227               15514
   9/30/92             15079               17227
   9/30/93             17790               19461
   9/30/94             18507               20178
   9/30/95             22416               26172
   9/30/96             27498               31490


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. These graphs compare the performance of Stein Roe's funds to the S&P 500, an unmanaged group of stocks that differs from the composition of each Stein Roe fund; it is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison CONTINUED

------------------------------------------------------------------------------

COMPARISON of change in value of a $10,000 investment for the years ended September 30.
------------------------------------------------------------------------------
Special Venture Fund


   DATE                Special Venture     Russell 2000
   10/31/94               10000                 10000
   12/31/94               10244                  9854
    3/31/95               10805                 10309
    6/30/95               11219                 11276
    9/30/95               12401                 12390
   12/31/95               13029                 12659
   03/31/96               14039                 13305
   06/30/96               15151                 13970
   09/30/96               16346                 14018
------------------------------------------------------------------------------

International Fund


   Date                International       MSCIEAFE

    3/31/94            10000               10000
    6/30/94            10236               10511
    9/30/94            10872               10522
   12/31/94            10346               10414
    3/31/95             9770               10608
    6/30/95            10241               10685
    9/30/95            10734               11131
   12/31/95            10749               11582
    3/31/96            11183               11916
    6/30/96            11862               12105
    9/30/96            11618               12089

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. These graphs compare the performance of Stein Roe's funds to the Russell 2000 and the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Indices, both of which are unmanaged groups of stocks that differ from the composition of each Stein Roe fund. The indices are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison CONTINUED

                        MAKING THE MOST OF PERFORMANCE
------------------------------------------------------------------------------
         The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.

           That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Many equity funds, for example, have a history of growth over the long term, but will nonetheless experience occasional downturns in the short term. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But, if you can ride out the market's ups and downs, your fund might achieve a gain.

           When your fund experiences a temporary downturn, it's important to remember why you chose that fund in the first place. If your fund has an investment strategy in which you believe and which is properly matched to your financial goals, there is probably no reason to change course. It can be shortsighted to sell an investment at its lowest point. In fact, that may be the time when you should be investing more, to take advantage of a potential upturn.

           No one can make your financial decisions better than you. We hope this annual report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
AN INTERVIEW WITH BALANCED FUND'S PORTFOLIO MANAGER
----------------------------------------------------------------------------
FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks long-term growth of
   capital and current income,
   consistent with reasonable
   investment risk.

   FUND INCEPTION:
   August 25, 1949

   TOTAL NET ASSETS:
   $231.1 Million

 photo of : Harvey B. Hirschhorn

Q: HOW HAS THE FUND PERFORMED?

A: The Fund's performance has improved throughout the year. For the one-year period ended September 30, 1996, the Fund posted a 14.83 percent return, which outperformed the 12.02 percent median return of our Lipper flexible portfolio fund peer group, but trailed the 20.32 percent return of the S&P 500. The S&P, however, is made up entirely of stocks, while the Fund is a balanced fund composed of both stocks and bonds. Consequently, when the stock market goes up more than the bond market, the Fund will tend to underperform the S&P. But the Fund's objective is not to outperform the S&P. Instead, our goal is to pursue both income and growth in capital, consistent with reasonable investment risk. I think our efforts to refocus the portfolio have helped us achieve a little of both this year.

Q: WHAT FACTORS HELPED THE FUND OUTPERFORM ITS PEERS?

A: I think a good part of the Fund's performance was due to good domestic industry selection. Based on some of my longer-term thinking, I overweighted certain key areas -- technology, health care and financial services, in particular -- all of which were positive contributors to performance. Likewise, the Fund was underweighted in other areas, such as utilities, that underperformed.

   On a less positive note, the Fund's international holdings have provided mixed performance recently, and the Fund's fixed income exposure certainly didn't help much this year, either. Nonetheless, the strength of some of the Fund's equity holdings, namely Intel and Danka Business Systems (1.1 percent and 0.7 percent of total net assets), was more than enough to offset this weakness and help the Fund outperform its competitors.

Q: YOU MENTIONED THE FUND'S INTERNATIONAL HOLDINGS HAVE PROVIDED MIXED PERFORMANCE THIS YEAR, YET YOU REMAIN QUITE BULLISH ABOUT THE PROSPECTS FOR FOREIGN STOCKS. WHY IS THAT?

A: Many foreign stocks have lagged their U.S. counterparts, but I think they may catch up. There are a number of reasons for this. First, we are beginning to see an improving world climate, in which many countries' economies are beginning to gain momentum, interest rates are generally falling and corporate profits are strengthening.

   In addition, some of the factors that helped drive the American expansion, such as corporate reorgani - zations and mergers, are starting to take hold in other areas of the world, most notably in Europe, where sluggish profit growth has increased pressure on managers to improve shareholder returns. As a result, many foreign companies are beginning to utilize downsizing, outsourcing, spinoffs and other American-bred techniques that I think will help boost their profitability.

   Finally, I think the earnings of many domestic companies may taper off somewhat as the U.S. economy starts to slow by late 1996 or early 1997. This could present a bit of a test for some U.S. companies, particularly those that have already seen their profit margins squeezed by slowing productivity growth and wage pressures from a tighter labor market.

   Consequently, I continue to believe it's a good time to increase the Fund's non-U.S. stock exposure, especially to those companies whose valuations appear attractive relative to their U.S. counterparts. To help reduce the risks associated with investing in international securities, I am trying to broadly diversify our foreign exposure, both across countries and industries. I search for companies that have the same kind of characteristics that I look for in U.S. companies, namely unique competitive advantages, solid management, and steady to improving earnings and sales prospects.

Q: AS THE FIRM'S CHIEF ECONOMIST, GAUGING THE CONDITION OF THE ECONOMY IS A BIG PART OF YOUR JOB. CAN YOU HELP PUT THE STOCK MARKET'S RECENT VOLATILITY INTO PERSPECTIVE, AND CAN YOU SHARE YOUR THOUGHTS FOR THE COMING MONTHS?

A: In my opinion, there are a number of reasons for the recent increase in volatility -- some psychological, some market driven. For much of this year investors have vacillated between worrying that the economy is running too hot and worrying that it's running too cold. In January and February of this year, for instance, many feared the economy might be slipping into a recession. A month later, when stronger-than-expected economic reports were released, many investors worried the economy was suddenly growing too fast, and the Federal Reserve would have to raise short-term interest rates to avert inflation. As a result, investors switched gears, leading to selloffs in some parts of the market, and runups in others.

   As you can see, by focusing on short-term changes in the economy, investors were actually helping to exacerbate market swings. In July, however, the stock market suffered another setback. This one was more market driven, since it was set off when several market bellwethers announced earnings shortfalls. In response, the stock market tumbled. Since that time, however, the stock market has regained its footing.

   Going forward, the general consensus, and one that I share, is that the economic growth rate is slowing. If we are indeed seeing a real moderation in economic activity, I think the next move by the Federal Reserve will be a rate cut, probably next spring. I also think long-term rates are too high, and, as a result, I expect them to drop by early next year. Given this environment, I believe the fixed income markets have the potential to outperform U.S. equities. And that's why I intend to keep a healthy weighting of bonds in Balanced Fund's portfolio.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of September 30, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of Balanced Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's flexible portfolio fund peer group for the one-, five- and 10-year periods ended September 30, 1996, were 12.02 percent, 11.03 percent and 10.58 percent, respectively.

Foreign investments involve market, political and currency risks not generally associated with U.S. investments.


Fund Highlights
------------------------------------------------------------------------------------
                                 Balanced Fund

                TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------------------------------------
General Electric Company            2.3%    Electronic Data Systems Corporation 1.6%
Citicorp                            2.1     British Petroleum PLC ADR           1.6
Emerson Electric                    1.9     Enron Corporation                   1.5
BankAmerica Corporation             1.9     Sandoz ADR                          1.4
LM Ericsson Telecommunications              Eli Lilly & Company                 1.4
  Conv. Pfd. Deb.                   1.7
-------------------------------------------------------------------------------------
                                            Total                               17.4%
-------------------------------------------------------------------------------------

                          EQUITY PORTFOLIO HIGHLIGHTS

                                                    PORTFOLIO               S&P 500
--------------------------------------------------------------------------------------
Number of Holdings                                          51                 500
Median Market Value ($ Mil.)                           $12,916              $5,187

--------------------------------------------------------------------------------------

PIE CHART:
                           ECONOMIC SECTOR BREAKDOWN
                           As of September 30, 1996

                                Equity
                                Portfolio   S&P 500

   Basic Materials                   7%      5%
   Consumer Cyclical                 7      13
   Consumer Noncyclical             17      24
   Energy                           12       9
   Financial                        19      14
   Industrial                       14      10
   Technology                       16      15
   Utilities                         8      10

------------------------------------------------------------------------------
 PIE CHART
                              ASSET ALLOCATION

                                 As of              As of
                               September           September
                               30, 1995            30,1996

   Equities                  $97.3 (42.6%)        $109.7 (47.5%)
   Convertibles              $99.3 (43.4%)         $32.4 (14.0%)
   Bonds                     $24.9 (10.9%)         $71.8 (31.1%)
   Cash & Equivalents         $7.1  (3.1%)         $17.2  (7.4%)

Q&A
-----------------------------------------------------------------------------
AN INTERVIEW WITH GROWTH & INCOME FUND'S PORTFOLIO MANAGER

FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks capital growth by investing primarily in common stocks, convertible securities and other equity-type investments issued by well-established companies. In an effort to limit volatility, the Fund will normally emphasize investments in the equity securities of companies with market capitalizations greater than $1 billion. The Fund is designed to provide more dividend income than a portfolio focused exclusively on growth.

   FUND INCEPTION:
   March 24, 1987

   TOTAL NET ASSETS:
   $204.4 Million

photo: Daniel K. Cantor

Q: HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

A: The Fund performed exception ally well. For the one-year period ended September 30, 1996, the Fund posted a 22.67 percent return, easily beating both the 20.32 percent return of the S&P 500 and the 17.69 percent median return of its Lipper growth and income fund peer group. According to Lipper Analytical Services, Inc., this performance ranked in the top 10 percent of growth and income funds for the one-year period (#48 of 503 funds). In addition, the Fund ranked in the top 16 percent for the five-year period (#32 out of 204 funds) and the top 28 percent since inception (#36 out of 132 funds) through September 30, 1996.

   Moreover, the Fund achieved this return with lower-than-average risk. Its beta, a measure of a fund's sensiti vity to market fluctuations, was 0.77 at September 30, 1996, which indicates that it was less volatile than the broader stock market as measured by the S&P 500's beta of 1.00. A fund with a beta lower than the benchmark index is considered to be less volatile than the market.

Q: WHAT FACTORS DROVE PERFORMANCE?

A: Once again, stock selection was the key to the Fund's solid performance. Especially strong individual performers were concentrated in the financial services, health care and consumer-related industries. Standouts this year included Warner Lambert, whose strong comeback was driven in large part by its improved product pipeline; Honeywell, whose commercial avionics business benefited from an upswing in commercial aircraft orders; and Federal National Mortgage Association (Fannie Mae), which benefited from a benign interest rate environment and improved earnings (2.5 percent, 2.9 percent and 2.7 percent of total net assets, respectively).

   On a less positive note, the Fund's cyclical holdings, especially its railroad, paper and chemical stocks, hurt performance somewhat, as did our telecommunications holdings. The strength of our top-performing issues more than made up for this moderate weakness, however.

Q: ALTHOUGH IT ISN'T IMMEDIATELY APPARENT BY LOOKING AT THE BROAD

MARKET AVERAGES, IT'S BEEN A RATHER TUMULTUOUS YEAR, CHARACTERIZED BY ROTATING MARKET LEADERSHIP AND MINI-CORRECTIONS THAT AFFECTED INDIVIDUAL SECTORS. DID YOU CHANGE YOUR INVESTMENT STRATEGY TO DEAL WITH THIS INCREASED VOLATILITY?

A: Not at all. I continued to do what I think I do best -- that is, picking stocks. I manage the Fund on a "bottom-up" basis, which means I don't base my investment decisions on which sectors I think will outperform, or which direction I think the economy or interest rates are headed. I simply think these variables are too difficult to predict with any degree of certainty, and this year certainly proved that. Moreover, while I think demographic or economic trends can be beneficial to many companies, they simply aren't enough. In my opinion, it's more important that a company be in a good business and have management that is capable of executing its strategies to make that business grow. I think that excellent management and execution can eventually overcome many macroeconomic problems affecting an industry, while poor management or poor execution can limit a company's ability to benefit from even the most powerful economic trends.

Q: DO YOU THINK THAT STOCK SELECTION WILL BECOME EVEN MORE IMPORTANT IN THE COMING MONTHS?

A: Yes, especially if, as many expect, corporate earnings become more erratic. Going forward, it won't be enough to look at things generically, picking sectors that have the potential to beat the overall market. Instead, I think real outperformance will be driven by picking good companies that have the potential to outperform the market and their own industry.

Q: CAN YOU GIVE US AN EXAMPLE OF AN INVESTMENT THAT DID WELL THIS YEAR, EVEN THOUGH ITS PARTICULAR INDUSTRY DID NOT?

A: A good example would be Monsanto (3.2 percent of total net assets). Although most other chemical companies have been beleaguered lately, this stock was the single largest contributor to the Fund's performance, up more than 80 percent this year. Much of this performance was due to positive steps the company's new management team has taken to accelerate growth. The stock soared as the investment community took notice of the long-term potential for its agricultural biotech business, as well as the turnaround of its health care business.

Q: WHERE ARE YOU FINDING INTERESTING IDEAS RIGHT NOW?

A: I recently established a significant new commitment to Burlington Northern Santa Fe (BNSF) Corporation (1.8 percent of total net assets). Following the 1995 merger between the Burlington Northern and Santa Fe railroads, BNSF is now the largest railroad in North America, with more than 31,000 miles of track in 27 states and two Canadian provinces. I think a favorable earnings story is developing as the company's talented and proven management team capitalizes on the synergy of these two railroads to cut costs, improve efficiency and gain market share.

   There is some concern among investors that the earnings of BNSF, whose primary business is transporting Powder River Basin coal and agricultural commodities, could be negatively affected by a late grain harvest this year. I think this is only a temporary concern, however, and, over the long run, BNSF has the potential to benefit from favorable demand outlooks for both coal and agricultural products over the next several years.

   Another stock that really hasn't participated in the recent rally, and which I think has good upside potential, is Union Carbide (2.0 percent of total net assets). For more than 70 years, Union Carbide laboratories have been a steady source of innovation in developing chemicals. That tradition of technology leadership and innovation continues today. Consequently, I think the recent concern about the more cyclical nature of its commodity chemical business has overshadowed the value of its larger, specialty chemical business, which is less cyclical and has fewer competitors. At the same time, the company has been instituting a number of potentially successful joint ventures. Company insiders, including the CEO, also have been increasing their stock ownership. I think this demonstrates that the company's shareholder-oriented management is predisposed to take actions that can improve the com pany's long-term profitability as well as shareholder returns.

Q: WHAT'S YOUR OUTLOOK?

A: Although the market's recent strength has made it more challenging to identify interesting opportunities, I think there still are a number of potentially attractive investments available. In particular, I think the recent weakness in some cyclical industries may provide the opportunity to increase the Fund's exposure to selected cyclical stocks with strong upside potential.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of September 30, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of Growth & Income Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth and income fund peer group for the one- and five-year and Life of Fund periods ended September 30, 1996, were 17.69 percent, 13.76 percent and 11.20 percent, respectively. Because benchmark returns are calcul ated on a monthly basis, those marked "Life of Fund" are from the month-end date that fell closest to the Fund's inception date.


Fund Highlights
-------------------------------------------------------------------------------------
                             Growth & Income Fund

                TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------------------------------------
Monsanto Company                    3.2%    The Gillette Company                2.6%
Honeywell Inc.                      2.9     Warner Lambert                      2.5
General Electric Company            2.9     Electronic Data Systems Corporation 2.4
Citicorp                            2.7     Hubbell Inc.                        2.4
Federal National Mortgage Assn.     2.7     American Express                    2.4
-------------------------------------------------------------------------------------
                                            Total                               26.7%
-------------------------------------------------------------------------------------

                          EQUITY PORTFOLIO HIGHLIGHTS
                                                 PORTFOLIO             S&P 500
                                               --------------------------------------
Number of Holdings                                    51                500
Median Market Value ($ Mil.)                     $12,793             $5,187

--------------------------------------------------------------------------------------

PIE CHART:
                           ECONOMIC SECTOR BREAKDOWN
                           As of September 30, 1996

                            Equity
                            Portfolio     S&P 500

   Basic Materials                8%       5%
   Consumer Cyclical             14       13
   Consumer Noncyclical          23       24
   Energy                         6        9
   Financial                     16       14
   Industrial                    22       10
   Technology                     7       15
   Utilities                      4       10

------------------------------------------------------------------------------
                               ASSET ALLOCATION


                                       As of                As of
                                      September           September
                                      30,1995             30, 1996

   Equities*                        $104.9 (75.2%*)      $163.2 (79.9%*)
   Cash & Equivalents                $31.5 (22.6%)        $38.1 (18.6%)
   Bonds                              $3.1  (2.2%)         $3.1  (1.5)

                            * Excludes S&P Futures       * Excludes S&P Futures
                              (Long) = 10.5%    95         (Long) = 8.5%   96

Q&A
------------------------------------------------------------------------------
AN INTERVIEW WITH GROWTH STOCK FUND'S PORTFOLIO MANAGER

FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks long-term capital appreciation by investing, under normal conditions, at least 65 percent of its total assets in common stocks and other equity-type securities that are believed to have long-term appreciation possibilities.

   FUND INCEPTION:
   July 1, 1958

   TOTAL NET ASSETS:
   $418.0 Million

photo: Erik P. Gustafson

Q: HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

A: It performed quite well. At 21.04 percent, the Fund's one-year return for the period ended September 30, 1996, not only topped the 16.63 percent median return of its Lipper growth fund peer group, but it also outpaced the 20.32 percent return of the S&P 500.

Q: WHAT FACTORS DROVE PERFORMANCE?

A: There were several reasons for the Fund's strong performance. First, despite a marked increase in volatility this year, growth stocks performed well. This was due to a favorable economic environment in which lower interest rates, mild inflation and a slow yet steadily improving economy combined to provide a perfect backdrop for the kind of large-cap, high-quality growth stocks in which the Fund invests.

   Additionally, many of the Fund's specific holdings -- all of which are part of three larger investment themes that I believe will contribute to its performance for years to come -- performed well this year. Specifically, global consumer franchises, like Coca-Cola, Gillette, Johnson & Johnson and Procter & Gamble (3.4 percent, 3.5 percent, 2.8 percent and 2.7 percent of total net assets, respectively) all had outstanding years, driven in large part by above-average earnings growth. Our technology holdings, including Cisco Systems, Intel and Microsoft (1.5 percent, 2.8 percent and 3.2 percent of total net assets, respectively) also were able to outperform, as the huge demand for technology upgrades by both consumers and corporations helped these companies wrestle market share away from their competitors. Finally, our financial services and health care-related holdings, which I think are well positioned to benefit from America's aging population, also contributed to our solid performance.

Q: TECHNOLOGY, ONE OF THE FUND'S MAJOR INVESTMENT THEMES, TOOK A BEATING IN THE MID-SUMMER SELLOFF. ARE YOU STILL CONFIDENT ABOUT THE SECTOR'S LONG-TERM PROSPECTS?

A: I am more confident than ever. In my opinion, what we saw this summer was merely a correction, where investors took a critical look at the technology sector and separated the strong -- companies like Intel and Microsoft (2.8 percent and 3.2 percent of total net assets, respectively) -- from the weak, primarily Internet startups that were both overvalued and overhyped. There was no significant change in company fundamentals, however, and I think the demand for technology companies remains strong, particularly for those companies that can provide the products and services that help businesses enhance their productivity and become more competitive.

Q: WHAT ABOUT THE LONG-TERM PROSPECTS FOR THE FUND'S OTHER TWO INVESTMENT
THEMES?

A: I remain extremely enthusiastic about global consumer franchises. Today, few companies are able to raise prices. Consequently, I think companies that can respond to this sluggish pricing by boosting their share of the worldwide market are extremely well positioned. In particular, I think those companies that can introduce a steady stream of higher-margin new products in the United States, while extending the life of their older products in global markets, especially the fast-growing markets of Eastern Europe and Asia, should perform especially well. A good example of this would be Gillette (3.5 percent of total net assets), which launches about 20 new products per year in the United States, but achieves a major ity of its revenue growth, roughly 70 percent, from abroad.

   Likewise, I also remain confident about the long-term prospects for companies that provide products and services that appeal to the nation's baby boomers. From the baby food companies that fed them in the 1950s to the retailers and realtors who clothed and housed them in the consumption-crazed 1980s, baby boomers have driven many compan ies' earnings -- and their stock prices -- way up. Now, as boomers age, I think there are a number of industries poised to potentially benefit from this "aging" trend. I am par ticularly enthusiastic about the long-term prospects for financial services firms and health care providers, since studies indicate that boomers are increasingly concerned about two things -- their health and saving for retirement. Consequently, I think companies that can help boomers prepare for a financially secure retirement, and drug companies whose products are geared toward the prevention or cure of age-related ailments, should do particularly well.

Q: DO YOU THINK THE RECENT ELECTION WILL HAVE ANY EFFECT ON THE STOCK MARKET?

A: In my opinion, the election would have had a dramatic effect on the stock market only if one party had been able to win the presidency and a significant majority in both houses of Congress. Over the course of the last two years the markets have benefited from the inherent conflict that exists between a Democratic president and a Republican-led Congress.

   If only one party were to dominate both the executive branch and Congress, I think the markets would react negatively because the checks and balances that have helped to protect against the extremists in both parties would no longer exist. Since this did not happen, however, I don't think the election will have a significant impact on how the stock market performs.

Q: WHAT'S YOUR OUTLOOK?

A: There's been a marked increase in volatility this year, as investors reacted negatively to the sharply conflicting signals that each new economic report brought. As a result, I remain somewhat cautious near term, since I think investors remain skittish. Still, despite this year's turmoil, I'm certainly not bearish. In fact, I think we are in the midst of what could be a prolonged bull market for stocks.

   To start with, earnings are still coming in strong, with positive reports beating negative surprises by about two to one. Furthermore, the economy is still solid -- wages are moving up and employment growth is strong, yet inflation remains under 3 percent. Finally, I also expect the nation's savings rate to increase as baby boomers start saving for retirement, which should provide a steady flow of capital into the stock market for years to come.

   In this sort of environment, I am encouraged about the prospects for the stock market -- and growth stocks in particular -- over the next several years.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of September 30, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of Growth Stock Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods ended September 30, 1996, were 16.63 percent, 13.68 percent and 13.54 percent, respectively.


 Fund Highlights
---------------------------------------------------------------------------------------
                               Growth Stock Fund

                TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------------------------------------------------
The Home Depot, Inc.                4.1%    General Electric Company            3.1%
HFS, Inc.                           4.0     Federal National Mortgage Assn.     3.0
The Gillette Company                3.5     First Data Corporation              2.9
The Coca-Cola Company               3.4     Intel Corporation                   2.8
Microsoft Corporation               3.2     Johnson & Johnson                   2.8

----------------------------------------------------------------------------------------
                                            Total                               32.8%
----------------------------------------------------------------------------------------

                          EQUITY PORTFOLIO HIGHLIGHTS
                                                 PORTFOLIO             S&P 500
-------------------------------------------------------------------------------
Number of Holdings                                43                    500
Median Market Value ($ Mil.)                 $20,700                 $5,187

-------------------------------------------------------------------------------

PIE CHART:
                           ECONOMIC SECTOR BREAKDOWN
                           As of September 30, 1996

                                Equity
                                Portfolio      S&P 500

   Basic Materials                  1%         5%
   Consumer Cyclical                16        13
   Consumer Noncyclical             28%       24
   Energy                            4         9
   Financial                        14        14
   Industrial                       10        10
   Technology                       25        15
   Utilities                        2         10

------------------------------------------------------------------------------
                               ASSET ALLOCATION
PIE CHART:


                                    As of               As of
                                   September           September
                                   30, 1995            30, 1996

   Equities                      $339.9 (94.3%)       $397.7 (95.2%)
   Cash & Equivalents             $20.4  (5.7%)        $20.2  (4.8%)

Q&A
AN INTERVIEW WITH SPECIAL FUND'S AND
SPECIAL VENTURE FUND'S PORTFOLIO MANAGERS
------------------------------------------------------------------------------

FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks to achieve capital appreciation by investing primarily in equity securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.

   FUND INCEPTION:
   May 22, 1968

   TOTAL NET ASSETS:
   $1,158.5 Million

photo: E. Bruce Dunn and Richard B. Peterson

------------------------------------------------------------------------------
SPECIAL FUND Q & A

Q: HOW DID SPECIAL FUND PERFORM?

A: For the year ended September 30, 1996, the Fund posted a 17.89 percent total return, outpacing the 16.63 percent return of its Lipper growth fund peer group. The Fund lagged the 20.32 percent return of the S&P 500 -- the S&P was boosted during the year by its weighting in technology, which was not a contributor to the Fund's performance.

   Special Fund holds large-, mid- and small-cap companies. The Fund's median market capitalization on September 30, 1996, was $1.7 billion -- mid-cap companies range in capitalization from $1 billion to $5 billion. As a result, we think it also is useful to compare the Fund to the S&P MidCap, one of the most comprehensive mid-cap stock indices. For the year ended September 30, 1996, Special Fund outpaced the 14.00 percent return of the S&P MidCap.

Q: WHAT DROVE PERFORMANCE?

A: For the year, Special Fund's health care, financial services and consumer cyclicals holdings made solid contributions to performance. The consumer sector, in fact, has been one of the year's strongest performers. That's because consumer confidence, bolstered by strong gains in personal net worth -- perhaps driven by the bull market we're experiencing -- is now at its highest level in six years.1 As a result, consumers now may be more comfortable spending than they were in 1995, and retailing stocks have benefited accordingly. We think this may be the beginning of a sustainable trend.

   As of September 30, 1996, Special Fund's holdings of consumer cyclical stocks weighed in at nearly twice that of the S&P MidCap. A sampling of the year's standouts includes Borders, a superstore retailer of books; Proffitt's, a regional specialty department store chain; Zale, a specialty retailer of jewelry; and U.S. motor cycle manufac turer Harley Davidson (3.9 percent, 2.3 percent, 2.5 percent and 3.6 percent of total net assets, respectively).

   Our consumer noncyclical holdings also fared well, particularly Cardinal Health, a distributor of drugs and related services; and Boston Scientific, a developer and marketer of less-invasive surgical products (2.5 percent and 3.1 percent of total net assets, respectively).

Q: WHAT HINDERED THE FUND'S PERFORMANCE?

A: In the stocks where we had negative returns of more than $1 million, more than half resulted from earnings shortfalls, with the other causes divided between a change in outlook or in management factors. We experienced earnings disappointments among certain technology and industrial-related holdings, including AVX, Superior Industries, General Instrument and Molex
(1.4 percent, 1.6 percent, 1.1 percent and 2.0 percent of total net assets, respectively).

   On another level, the Fund was underweighted in areas that did well. Technology, for example, outperformed the S&P 500 by more than 11 percent. In addition, small- and mid-cap stocks underperformed the S&P 500 -- while smaller stocks represented less than 10 percent of the S&P 500 as of September 30, 1996, Special Fund's weighting, consistent with its investment process, was nearly 75 percent at the end of the fiscal year.

Q: IN TODAY'S ENVIRONMENT OF LOW INFLATION AND INCREASING COMPETITION, WHAT MAKES COMPANIES SUCCESSFUL?

A: In our opinion, what creates a winner is management that has the ability to execute well, coupled with a unique way of doing business. Borders is one example. This company has a sophisticated inventory system in an industry where inventory is key. And because they emphasize knowledge in their staff, Borders maintains a higher service level.

   We also think the ability to provide quality products and services at lower costs is an increasingly important determinant of success. And while we think the Fund is well positioned to take advantage of these trends, we are focusing on ensuring that our investments continue to meet our standards for competitive advantage, superior management and attractive valuation.

Q: ANY FINAL THOUGHTS?

A: As we discussed earlier, Special Fund has outperformed both its growth fund peer group and the most comprehensive measure of mid-cap growth. We're pleased with Special Fund's results.

   We're committed to managing risk, and our emphasis on long-term performance, attractive valuation and good management is key to our approach. Since it was established in 1968, the Fund has sought to build shareholder wealth not only by selecting winners, but by avoiding losers. It's an approach that we believe has made Special Fund a strong investment over the long term.

1Source: Investor's Business Daily, August 28, 1996

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of September 30, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 and S&P MidCap are unmanaged groups of stocks that differ from the composition of Special Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-, five- and 10-year periods were 16.63 percent, 13.68 percent and 13.54 percent, respectively.

-----------------------------------------------------------------------------
FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks to achieve long-term capital appreciation by investing primarily in entrepreneurially managed companies. The Fund emphasizes investments in financially strong small and medium-sized companies based principally on management appraisal and stock valuation. Funds that emphasize investments in smaller companies may experience short-term volatility.

   FUND INCEPTION:
   October 17, 1994

   TOTAL NET ASSETS:
   $144.5 Million
------------------------------------------------------------------------------
SPECIAL VENTURE FUND Q & A

Q: HOW DID THE FUND PERFORM?

A: Special Venture performed very well, outpacing both its benchmark index and its peer group. For the year ended September 30, 1996, the Fund posted a 31.81 percent total return, compared with the 16.33 percent return of its Lipper small company fund peer group and the 13.13 percent return of the Russell 2000, a widely used index measuring small-cap performance.

   In fact, according to Lipper Analytical Services, Inc., Special Venture Fund ranked in the top 9 percent and the top 24 percent of all small company growth funds for the one-year and Life of Fund periods (#34 of 350 funds and #67 of 280 funds, respectively).

Q: WHICH OF THE FUND'S HOLDINGS MADE POSITIVE CONTRIBUTIONS DURING THE YEAR?

A: While returns have been gener ated across a broad range of industry groups, the consumer cyclical and business services sectors have been among the Fund's strongest performers, with many of our larger holdings making significant contributions to total return.

   AmeriSource (4.9 percent of total net assets), a distributor of pharmaceuticals, continues to benefit from strong growth in its market, the recent difficulties of a leading competitor, and excellent company-level execution. We believe the company's outlook is positive given several favorable trends, including the increased use of pharmaceutical distributors by health care organizations, an aging population, and continued growth in pharmaceutical therapies.

   Other standouts included Zale (2.7 percent of total net assets), a jewelry retailer that continues a turnaround driven by its return to solid retailing practices, and Keane (4.2 percent of total net assets), a software services company that designs, develops and implements software solutions, which has benefited this year from continuing growth in information technology outsourcing.

Q: KEANE HAS BEEN A CONSISTENTLY SOLID HOLDING DURING THE YEAR. WOULD YOU SAY THIS COMPANY IS AN EXAMPLE OF YOUR INVESTMENT STRATEGY AT ITS BEST?

A: We think Keane fits our investment philosophy well. In our opinion, it is a well-managed company run by an entrepreneurial management team. It has a strong business model, is well financed, and also is competing for a share of a very large market oppor tunity, a portion of which is, in our opinion, unique.

   We believe Keane is poised to benefit from the extraordinary opportunity of the "year 2000" computer problem. Much of the computer software currently in use employs a two-digit data field. As a result, at the turn of the century, software used in computers owned by many businesses and government agencies will not be able to function properly as the last two digits change from 99 -- as in 1999 -- to 00 -- as in 2000. This, in turn, could block the transfer of critical information in almost every sector of the economy. It is estimated that reformatting computer systems to recognize the year 2000 will cost hundreds of billions of dollars.

   Keane has signed several substantial contracts to provide manpower and information technology expertise that will help corporations reprogram their systems.

Q: WHERE ARE YOU FINDING NEW INVESTMENT IDEAS?

A: Some of our more recent purchases reflect our confidence in the energy sector, where we see good value and strong prospects -- a good example would be United Meridian, a petroleum exploration and production company (1.9 percent of total net assets). In addition, we continue to invest in companies benefiting from trends toward outsourcing, particularly those opportunities that tend to experience a high degree of recurring revenue. One such purchase, FiServ (2.0 percent of total net assets), provides transaction processing, primarily to banks. Banks are increasingly focusing their attention on their core business -- making loans -- and, as a result, are turning to outside sources to process their transactions. FiServ has a strong, hands-on management team, and we believe the stock was attractively valued at the time we purchased it.

Q: WE'VE TALKED ABOUT WHAT FACTORS INTEREST YOU IN A STOCK. CAN YOU TELL US WHAT PROMPTS YOU TO SELL A HOLDING?

A: We try to keep Special Venture's portfolio fairly concentrated -- we typically hold fewer than 55 stocks and our top 10 holdings usually represent 30 percent to 40 percent of the portfolio's value. Our valuation discipline spurs us to prune holdings that appear to have less upside potential than new investment opportunities. We also sell when a change in strategy, management, or competitive environment undermines our confidence in a company's ability to succeed. But we're patient investors, so an earnings disappointment isn't an automatic trigger to sell. We evaluate disappointments on a case-by-case basis to see whether temporary factors are affecting the stock, or if there is a fundamental problem with management or strategy. Sometimes a one-time factor may be a great opportunity to increase our holdings in a company.

Q: CAN YOU GIVE US AN EXAMPLE?

A: A good example is CFC International, a specialty materials business (1.2 percent of total net assets). CFC makes such "invisible" materials as the holograms and magnetic strips you find on your credit cards. The shares of this small company have been weak recently, but we think this weakness has been driven more by timing of contracts and reinvestment spending than by any fundamental problems. While any slowdown in earnings momentum will temporarily affect the stock, we believe its long-term prospects are excellent.

Q: WHAT'S YOUR OUTLOOK?

A: We continue to believe Special Venture's prospects are bright. Part of our optimism stems from the Fund's positive relative valuation and earnings growth rate characteristics compared to the market as a whole. In our opinion, the portfolio's earnings outlook is positive, while valuation levels remain reasonable. As a result, we think Special Venture can continue to reward investors in the year ahead. Still, investors should remember that while small-cap stocks offer significant growth potential, they also, at times, experience greater price volatility than the stock market in general.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of September 30, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Russell 2000 is an unmanaged group of stocks that differs from the composition of Special Venture Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's small company growth fund peer group for the one-year and Life of Fund periods were 16.33 percent and 22.21 percent, respectively. Because benchmark returns are calculated on a monthly basis, those marked "Life of Fund" are from the month-end date that fell closest to the Fund's inception date. Special Venture Fund's Adviser currently limits expenses to 1.25 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent past limits, total return would have been less.


Fund Highlights
------------------------------------------------------------------------------------
                                 Special Fund

                TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------------------------
Borders Group                       3.9%    Littelfuse, Inc.                    2.5%
Harley Davidson, Inc.               3.6     Cardinal Health                     2.5
The Progressive Corporation         3.4     Renaissance Energy                  2.5
Boston Scientific                   3.1     Household International Inc.        2.4
Zale Corporation                    2.5     Proffitt's                          2.3

-------------------------------------------------------------------------------------
                                            Total                               28.7%
-------------------------------------------------------------------------------------

                          EQUITY PORTFOLIO HIGHLIGHTS
                                                    PORTFOLIO            S&P 500
                                              ---------------------------------------
Number of Holdings                                         50              500
Median Market Value ($ Mil.)                           $1,657           $5,187

-------------------------------------------------------------------------------------

PIE CHART:
                           ECONOMIC SECTOR BREAKDOWN
                           As of September 30, 1996


                                 Equity
                                 Portfolio      S&P 500


   Basic Materials                   6%           5%
   Consumer Cyclical                27           13
   Consumer Noncyclical             20           24
   Energy                            5            9
   Financial                        16           14
   Industrial                       16           10
   Technology                        7           15
   Utilities                         3           10

-----------------------------------------------------------------------------
                               ASSET ALLOCATION


                          As of                   As of
                         September               September
                         30, 1995                30, 1996

Equities              $1,127.3 (93.8%)        $1,047.3 (90.4%)
Cash                     $63.1  (5.3)           $111.2  (9.6%)
Bond                     $11.1  (0.9)

Fund Highlights
----------------------------------------------------------------------------------------
                             Special Venture Fund

                TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------------------------------------
AmeriSource Distribution
 Corporation                        4.9%    Twentieth Century Industries        2.8%
Keane, Inc.                         4.2     Barrett Resources Corporation       2.8
Danka Business Systems              3.6     Zale Corporation                    2.7
OM Group, Inc.                      3.3     Central European Media              2.5
G&K Services, Inc.                  3.1     Invacare Corporation                2.4

------------------------------------------------------------------------------------------
                                            Total                               32.3%
------------------------------------------------------------------------------------------

                          EQUITY PORTFOLIO HIGHLIGHTS
                                                 PORTFOLIO             S&P 500
                                              --------------------------------------
Number of Holdings                                       58                    500
Median Market Value ($ Mil.)                           $521                 $5,187

-------------------------------------------------------------------------------------

PIE CHART:
                           ECONOMIC SECTOR BREAKDOWN
                            As of September 30, 1996

                               Equity
                               Portfolio    S&P 500

   Basic Materials                   7%      5%
   Consumer Cyclical                19      13
   Consumer Noncyclical             17      24
   Energy                           12       9
   Financial                        13      14
   Industrial                       13      10
   Technology                       18      15
   Utilities                         1      10

----------------------------------------------------------------------------
                               ASSET ALLOCATION


                         As of               As of
                        September            September
                        30, 1995             30, 1996

Equities              $52.2 (86.2%)        $136.0 (94.1%)
Cash & Equivalents     $8.3 (13.8%)          $8.5  (5.9%)

Q&A
AN INTERVIEW WITH CAPITAL OPPORTUNITIES FUND'S PORTFOLIO MANAGERS
-----------------------------------------------------------------------------

FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks long-term capital appreciation by investing in aggressive growth companies, including securities of smaller emerging companies as well as securities of any size that offer strong earnings growth potential. Funds that emphasize investments in smaller companies may experience short-term volatility.

   FUND INCEPTION:
   March 31, 1969

   TOTAL NET ASSETS:
   $1,684.5 Million

 photo: Gloria Santella and Eric S. Maddox

Q: HOW DID THE FUND PERFORM THIS YEAR?

A: The Fund had an extraordinary year. For the one-year period ended September 30, 1996, the Fund posted a return of 49.55 percent, easily outdistancing the
20.32 percent return of the S&P 500, as well as the 15.49 percent median return of its Lipper capital appreciation fund peer group. The Fund also outperformed what we believe are the most representative small- and mid-cap benchmarks, surpassing the 12.83 percent return of the Nasdaq Industrials Index and the 14.00 percent return of the S&P MidCap Index. According to Lipper Analytical Services, Inc., this performance also helped the Fund outpace more than 99 percent of all other equity funds this year (#20 of 3,670 funds), which, on average, gained just 14.07 percent for the one-year period ended September 30, 1996. We also should note that the Fund's long-term record is just as impressive -- it ranked in the top 2 percent and the top 12 percent of all equity funds for the five- and 10-year periods ended September 30, 1996 (#23 of 1,193 and #75 of 631 funds, respectively).

Q: HAS THE RAPID EXPANSION OF CAPITAL OPPORTUNITIES FUND -- WHOSE ASSETS HAVE GROWN BY ALMOST $1.5 BILLION OVER THE PAST YEAR -- FORCED YOU TO CHANGE HOW YOU INVEST?

A: Not at all. Over the past year, the number of stocks in the portfolio has inched up to 55 from 45, and the median market value of those stocks has risen to $1.7 billion from $1.2 billion, but we have not had to meaningfully change our investment strategy. That's because the Fund had long been structured to handle increased inflows of this magnitude. In fact, we think one of the most important things we've done as managers was to prepare for the Fund's growth by always treating it as if it were larger -- by intentionally avoiding stocks that were so small we couldn't own them as the Fund grew, for instance. We simply never wanted to get into a situation where we had to change our strategy just because the Fund was successful.

   Consequently, the Fund was able to absorb the asset growth of the last year, and the past nine months in particular. However, we knew the Fund's strategy could not accommodate unconstrained growth without our eventually having to make some changes to our strategy. As a result, when we reached a point where we thought the Fund could no longer digest the growth, we chose to close the Fund to new investors, rather than compromise the investment process that has made it so successful.

Q: HOW DID YOU DEAL WITH THE INFLOW?

A: We found that we already owned our best ideas, so it was extremely important to us that we preserve our selectivity. Therefore, our first priority was to maintain the concentration in the Fund's top 10 holdings. Then, we added to other existing holdings, although we were somewhat limited by self-imposed liquidity constraints. Consequently, even though there has been a substantial increase in the Fund's assets since September 30, 1995, we added new names at a pace which was consistent with the number of holdings we've purchased in the past. As of September 30, 1996, new holdings accounted for about 35 percent of the Fund.

Q: WHAT AREAS DROVE PERFORMANCE?

A: The Fund's largest sectors this year also were among its top-contributing sectors. For the year ended September 30, 1996, technology was the largest sector weighting, at 20.6 percent, while leisure and entertainment made up 14.5 percent of the portfolio. Together, these two sectors comprised
35.1 percent of the Fund, but accounted for more than half of its performance.

Q: YOU LOOK FOR COMPANIES WITH SUSTAINABLE EARNINGS GROWTH THAT YOU CAN HOLD FOR THE LONG TERM. CAN YOU GIVE US AN EXAMPLE OF A FEW STOCKS THAT ILLUSTRATE THIS?

A: It's interesting to note that our top-contributing stocks also exemplify our long-term strategy in action. Each one has been held for approximately two or three years, yet each remains among the Fund's top contributors -- not just for the year, but for the entire time we've owned them.

   Within the technology sector, the top contributor this year was Cascade Communications (2.9 percent of total net assets), which is a global telecommunications company that designs the switching equipment used in wide area networks (WANs) that link computers and local area networks (LANs) across the country and around the world. Cascade pioneered the concept of a single switch that simultaneously operates with different high-speed broadband data transfer technologies, such as frame relay. The company's mission is to be the leading supplier of high-performance, cost-effective access switching products for public and private networks. We think it's well on its way to achieving this goal, since it has already developed strategic relationships with a number of large end users, including Bell operating companies, Internet access providers, worldwide financial institutions and international telecommunications companies. In an environment where companies increasingly require cost-effective networking systems to stay efficient and competitive, we think Cascade is in the position to dominate its market. Since we purchased the stock, its price is up more than 723 percent -- 326 percent in the last 12 months alone. This price appreciation has been supported by average annual earnings growth of more than 200 percent, however, so we remain confident that it has the earnings potential to back up this phenomenal growth.

   Another example of a stock that exemplifies our long-term strategy is our top-contributing leisure and entertainment holding, Clear Channel Communications (3.9 percent of total net assets), considered by many to be the nation's premiere radio and television broadcasting company. We purchased Clear Channel in September of 1993 for a little more than $14 per share. As of September 30, it was priced at $88.50. Clear Channel has recently benefited from deregulation in the broadcasting industry, which lifted restrictions on the number of stations a company could own in any given market. By stepping up its acquisition of TV and radio stations, Clear Channel has become the dominant player in several markets. But, in our opinion, Clear Channel was a good company with a successful operating record even before deregulation. As a result, we think Clear Channel has the potential to realize further efficiencies, which, in turn, could help it achieve even higher growth and profit margins over the next several years.

Q: WHAT ARE YOUR EXPECTATIONS FOR THE COMING MONTHS?

A: Although we think the potential for earnings growth in the small- to mid-cap sector will continue to be robust, we think some companies could have a harder time meeting their earnings estimates if the economic slowdown occurs as expected.

   Consequently, we think stock selection will be more important than ever in the coming year. That said, however, we think this is the kind of environment in which discerning stockpickers can reap big rewards. As a result, we will continue to focus on those companies that we believe have the ability to sustain their earnings growth over the long term, regardless of economic conditions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of September 30, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500, the S&P MidCap and the Nasdaq Industrials Index are unmanaged groups of stocks that differ from the composition of Capital Opportunities Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for all equity funds for the one-, five- and 10-year periods ended September 30, 1996, were 14.07 percent, 13.20 percent and 12.59 percent, respectively.


 Fund Highlights
-------------------------------------------------------------------------------------
                          Capital Opportunities Fund

                TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------------
HFS, Inc.                           4.0%    Cascade Communications Corporation  2.9%
Clear Channel Communications, Inc.  3.9     Gartner Group, Inc.                 2.8
HBO and Company                     3.4     PhyCor, Inc.                        2.7
Paychex, Inc.                       3.3     Omnicare, Inc.                      2.5
Idexx Laboratories                  3.0     Corporate Express, Inc.             2.3

----------------------------------------------------------------------------------------
                                            Total                               30.8%
----------------------------------------------------------------------------------------

                          EQUITY PORTFOLIO HIGHLIGHTS
                                                 PORTFOLIO             S&P 500
----------------------------------------------------------------------------------------
Number of Holdings                                     55                   500
Median Market Value ($ Mil.)                       $1,681                $5,187

----------------------------------------------------------------------------------------

PIE CHART:
                           ECONOMIC SECTOR BREAKDOWN
                           As of September 30, 1996

                          Equity
                          Portfolio     S&P 500

   Basic Materials             0%       5%
   Consumer Cyclical          25       13
   Consumer Noncyclical       19       24
   Energy                      0        9
   Financial                   0       14
   Industrial                 32       10
   Technology                 24       15
   Utilities                   0       10

------------------------------------------------------------------------------
                               ASSET ALLOCATION


                             As of               As of
                            September           September
                            30, 1995            30, 1996

   Equities               $208.6 (86.1%)     $1,448.6 (86.0%)
   Convertibles            $27.1 (11.2%)       $223.3 (13.3%)
   Cash & Equivalents      $ 6.6  (2.7%)        $12.6  (0.7%)

Q&A
------------------------------------------------------------------------------
AN INTERVIEW WITH INTERNATIONAL FUND'S PORTFOLIO MANAGERS

FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Under normal market conditions, the Fund will invest at least 65 percent of its total assets in foreign securities of at least three countries outside of the United States.

   FUND INCEPTION:
   March 1, 1994

   TOTAL NET ASSETS:
   $135.5 Million

photographic image of Bruno Bertocci and David Harris

Q: HOW DID THE FUND PERFORM?

A: For the year ended September 30, 1996, the Fund posted a return of 8.23 percent, which trailed both the 8.61 percent return of the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index and the
9.44 percent return of the Lipper international fund peer group.

   Many of the markets that have historically helped international investors beat the MSCI EAFE Index have not contributed to results during the trailing one-year period. For instance, for the year ended September 30, 1996, emerging markets, as measured by the MSCI Emerging Markets Index, returned only 4.8 percent. In contrast, the MSCI EAFE Index, which is composed primarily of mature, developed markets, returned 8.6 percent. In addition, because the Fund is invested in a number of markets that are not represented in the Index, such as Korea and Indonesia, the Fund can experience short-term fluctuations versus the benchmark when these markets are volatile. We continue to believe, however, that although these markets can add to short-term volatility, they offer excellent long-term potential.

Q: RECENTLY, INTERNATIONAL EQUITIES HAVE LAGGED THE U.S. MARKET. WHAT IS YOUR OUTLOOK FOR NON-U.S. EQUITIES IN THE COMING MONTHS?

A: Relative to the U.S. stock market, international equity market returns have continued to disappoint investors. As measured by the MSCI EAFE Index, non-U.S. equities have underperformed U.S. equities for a record nine consecutive quarters. Previously, the longest streak of underperformance had been six quarters, so this period of persistent underperformance is highly unusual in the context of historical returns. Since the inception of the MSCI EAFE Index on January 1, 1970, international markets have out performed U.S. equity markets for 53 quarters and underperformed for 54.

   We're optimistic that a turnaround is near for non-U.S. equities, how ever. For instance, despite this recent prolonged slump, non-U.S. equities have outperformed U.S. equities on an annualized basis, returning 1.8 percent more than U.S. stocks over the measurable historical period, according to Morgan Stanley Capital International. In addition, we see improving fundamentals that we believe have not been factored into foreign equity prices. Fiscal spending, for example, is being curtailed throughout Europe as governments reduce their budgets to comply with European Monetary Union (EMU) criteria that limit 1997 fiscal deficits to 3 percent of GDP. Furthermore, except for Germany, monetary policy in Europe has been tight, contributing to lower inflation. Moreover, Japan finally seems to have emerged from its recession, although we believe the double-digit GDP growth it registered in the second quarter of 1996 is not sustainable. Finally, most of the emerging market economies of Asia continue to grow rapidly, and Latin America has resumed its growth path following the severe recessions that took place in Mexico and Argentina in 1995.

Q: HAVE YOU MADE ANY NEW PURCHASES RECENTLY?

A: We have purchased several new holdings, including Hong Kong Ferry, a Hong Kong real estate and transport company; L.G. Securities, a Korean securities firm; and Koor Industries, an Israeli conglomerate (0.6 percent, 1.0 percent and 0.5 percent of total net assets, respectively).

   Hong Kong Ferry operates the traditional ferry service across the Hong Kong harbor. In addition to its ferry operations, Hong Kong Ferry also owns two valuable tracts of land in West Kowloon. L.G. Securities is a way to invest in the recovery of the Korean market, about which we remain enthusiastic. Historically, when markets recover, the first stocks to rise are the brokerage firms. Israel, on the other hand, is a new market for us, and we think Koor Industries, one of the country's largest and most visible companies, has the ability to capture investor attention if the Israeli economy gains momentum.

Q: HOW DID THE U.S. STOCK MARKET'S MID-SUMMER SLUMP AFFECT FOREIGN
MARKETS?

A: The U.S. stock market's July jitters shook markets worldwide. As we have seen in the past, however, the effect of the U.S. stock market on other markets tends to be temporary. We have found that the correlation coefficient (a statistical measure of tracking that ranges from -1.0 to 1.0) between the U.S. market and foreign markets has remained stable at about 0.5, which is an indication that the markets are not highly linked. Moreover, the linkage has been relatively stable since the inception of the data about 20 years ago. We continue to think that over the longer term, most foreign markets will more closely track developments in their respective local markets and company outlooks, rather than moving in tandem with the U.S. stock market.

Q: DOES THIS PICKUP IN GLOBAL GROWTH MEAN THERE COULD BE A WHOLESALE TIGHTENING OF GLOBAL LIQUIDITY ANY TIME SOON?

A: We don't think so, since inflation remains fairly benign on a global basis. In addition, it appears that many foreign governments are concentrating on keeping their budgets in check. The governments of Italy, Belgium, Spain and Sweden, for instance, have all proposed budgets that were lower than expected. The bottom line: We think global interest rates should stay subdued until well into 1997.

Q: IS THERE ANYTHING THAT COULD CLOUD YOUR POSITIVE OUTLOOK?

A: There are always risks. That's the nature of international investing. Over the long run, however, we continue to think that, despite the risks, there are a number of exciting and potentially quite profitable investment opportunities available outside the United States. As a result, we think the coming year has the potential to be a particularly fruitful one for investors who cast a global net.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of September 30, 1996, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The MSCI EAFE Index is an unmanaged group of foreign stocks that differs from the composition of International Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's international fund peer group for the one-year and Life of Fund periods ended September 30, 1996, were 9.44 percent and 4.89 percent, respectively. Because benchmark returns are calculated on a monthly basis, those marked "Life of Fund" are from the month-end date that fell closest to the Fund's inception date. International Fund's Adviser currently limits expenses to 1.65 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent past limits, total return would have been less.


Fund Highlights
--------------------------------------------------------------------------------------
                              International Fund

                TOP 10 EQUITY HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------------
Telecom Italia                      2.0%    Avesta Sheffield                    1.7%
Bladex                              1.9     Mannesmann                          1.7
Kemira                              1.8     Inchcape                            1.7
R.O.C. Taiwan Fund                  1.7     SSAB                                1.6
Matsushita Electric                 1.7     Jusco                               1.6

---------------------------------------------------------------------------------------
                                            Total                               17.4%
---------------------------------------------------------------------------------------

                          EQUITY PORTFOLIO HIGHLIGHTS

                                                 PORTFOLIO            MSCI EAFE
                                             -----------------------------------------
Number of Holdings                                 104                 1,110
Median Market Value ($ Bil.)                      $1.44                $2.11

-----------------------------------------------------------------------------------------

PIE CHART:
                           ECONOMIC SECTOR BREAKDOWN
                           As of September 30, 1996


                          Equity
                          Portfolio        MSCI EAFE



   Capital Equipment       13.0%            12.7%
   Consumer Goods          12.9             19.7
   Energy                  10.3             10.1
   Finance                 17.8             25.6
   Materials               15.6             10.5
   Multi-Industry           7.5              3.4
   Services                22.9             18.0

------------------------------------------------------------------------------
                               ASSET ALLOCATION

                              As of                As of
                             September            September
                             30, 1995             30, 1996

   Equities                $74.9 (90.1%)         $132.3 (97.7%)
   Cash & Equivalents       $5.9  (7.0%)           $3.2  (2.3%)
   Bonds                    $2.4  (2.9%)

Shareholders Approve Proposals
------------------------------------------------------------------------------
At a special meeting on June 18, 1996, shareholders of Stein Roe Balanced Fund, Stein Roe Growth & Income Fund, Stein Roe Growth Stock Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund, Stein Roe Capital Opportunities Fund and Stein Roe International Fund voted to approve proposals relating to the election of the Funds' Board of Trustees, modifications to certain investment policies and new management and administrative agreements. The approved proposals include:

(A) Expansion of Board of Trustees
The Fund's Board was expanded from seven to nine members; nine members were elected to the Board. This expansion will help make it easier for Stein Roe to transfer responsibilities from retiring board members to new board members over an 18-month period.

(B) Interfund Borrowing
(C) Interfund Lending
Cash management is an important part of the investment process for mutual funds. An interfund lending program -- a program that allows mutual funds to borrow cash from and lend cash to each other -- gives the funds an additional way to meet emergency cash needs at terms that would be at least as favorable as a third party transaction, such as a bank line of credit. Stein Roe expects to engage in interfund borrowing only when we think it would be more favorable to both funds than borrowing from a third party.

(D) Administrative and Management Agreements
The Investment Advisory agreements for Stein Roe Special Venture Fund and Stein Roe International Fund are replaced by separate a) Administrative and b) Portfolio Management Agreements. These new agreements essentially carry forward, under two separate agreements, the investment advisory and management services Stein Roe & Farnham already provides to each Fund. Separate agreements will facilitate, at a future date, the pooling of each Fund's assets with assets of other funds that have identical investment objectives. The resulting larger pool of assets would be managed by Stein Roe & Farnham.


                                    RECORD    TOTAL SHARE
                                DATE SHARE       POSITION
                                  POSITION          VOTED    AFFIRMATIVE     WITHHOLD
----------------------------------------------------------------------------------------
   BALANCED FUND..............   7,850,876    4,625,890
   A) Expansion of Board
      of Trustees
      Timothy K. Armour.......                              4,525,492      100,398
      Kenneth L. Block........                              4,519,082      106,808
      William W. Boyd.........                              4,523,744      102,146
      Lindsay Cook............                              4,528,472       97,417
      Douglas A. Hacker.......                              4,500,444      125,446
      Francis W. Morley.......                              4,516,997      108,893
      Charles R. Nelson.......                              4,528,111       97,779
      Thomas C. Theobald......                              4,512,364      113,526
      Gordon R. Worley........                              4,511,031      114,859

                                                    FOR       AGAINST  ABSTENTIONS
----------------------------------------------------------------------------------------
   B) Interfund Borrowing.....                4,122,472       285,985      217,432
   C) Interfund Lending......                 4,153,104       260,419      212,366


                                    RECORD  TOTAL SHARE
                                DATE SHARE     POSITION
                                  POSITION        VOTED   AFFIRMATIVE     WITHHOLD
-----------------------------------------------------------------------------------------
   GROWTH & INCOME FUND.......   9,869,053    5,641,766
   A) Expansion of Board
      of Trustees
      Timothy K. Armour.......                              5,507,130      134,636
      Kenneth L. Block........                              5,483,937      157,829
      William W. Boyd.........                              5,501,983      139,783
      Lindsay Cook............                              5,509,961      131,805
      Douglas A. Hacker.......                              5,473,229      168,538
      Francis W. Morley.......                              5,496,366      145,400
      Charles R. Nelson.......                              5,496,486      145,280
      Thomas C. Theobald......                              5,479,309      162,457
      Gordon R. Worley........                              5,479,277      162,489


                                                    FOR       AGAINST  ABSTENTIONS
---------------------------------------------------------------------------------------
   B) Interfund Borrowing.....                5,017,244       329,052      295,470
   C) Interfund Lending.......                5,009,873       337,982      293,912



                                    RECORD  TOTAL SHARE
                                DATE SHARE     POSITION
                                  POSITION        VOTED   AFFIRMATIVE     WITHHOLD
-----------------------------------------------------------------------------------------
   GROWTH STOCK FUND .........  14,781,910    8,508,725
   A) Expansion of Board
      of Trustees
      Timothy K. Armour.......                              8,337,354      171,371
      Kenneth L. Block........                              8,340,811      167,914
      William W. Boyd.........                              8,339,511      169,214
      Lindsay Cook............                              8,352,606      156,119
      Douglas A. Hacker.......                              8,296,014      212,712
      Francis W. Morley.......                              8,334,513      174,212
      Charles R. Nelson.......                              8,351,937      156,788
      Thomas C. Theobald......                              8,310,029      198,696
      Gordon R. Worley........                              8,327,485      181,240


                                                    FOR       AGAINST  ABSTENTIONS
--------------------------------------------------------------------------------------
   B) Interfund Borrowing.....                7,680,559       398,558      429,608
   C) Interfund Lending.......                7,659,677       409,919      439,130


                                    RECORD  TOTAL SHARE
                                DATE SHARE     POSITION
                                  POSITION        VOTED   AFFIRMATIVE     WITHHOLD
---------------------------------------------------------------------------------------
   SPECIAL FUND ..............  43,695,888   27,373,693
   A) Expansion of Board
      of Trustees
      Timothy K. Armour.......                             26,550,291      823,402
      Kenneth L. Block........                             26,407,652      966,041
      William W. Boyd.........                             26,514,353      859,340
      Lindsay Cook............                             26,546,193      827,500
      Douglas A. Hacker.......                             26,410,558      963,135
      Francis W. Morley.......                             26,384,999      988,694
      Charles R. Nelson.......                             26,539,095      834,598
      Thomas C. Theobald......                             26,512,595      861,098
      Gordon R. Worley........                             26,384,871      988,822

                                                    FOR       AGAINST  ABSTENTIONS
------------------------------------------------------------------------------------
   B) Interfund Borrowing.....               19,335,328     1,581,313    6,457,051
   C) Interfund Lending.......               19,350,199     1,545,264    6,478,230



                                    RECORD  TOTAL SHARE
                                DATE SHARE     POSITION
                                  POSITION        VOTED   AFFIRMATIVE     WITHHOLD
------------------------------------------------------------------------------------
   SPECIAL VENTURE FUND ......   7,290,067    4,502,893
   A) Expansion of Board
      of Trustees
      Timothy K. Armour.......                              4,447,210       55,683
      Kenneth L. Block........                              4,443,051       59,842
      William W. Boyd.........                              4,441,875       61,019
      Lindsay Cook............                              4,446,799       56,094
      Douglas A. Hacker.......                              4,436,550       66,344
      Francis W. Morley.......                              4,441,317       61,577
      Charles R. Nelson.......                              4,446,915       55,978
      Thomas C. Theobald......                              4,437,269       65,624
      Gordon R. Worley........                              4,445,435       57,459


                                                    FOR       AGAINST  ABSTENTIONS
------------------------------------------------------------------------------------
   B) Interfund Borrowing.....                4,248,105        81,259      173,529
   C) Interfund Lending.......                4,251,878        79,161      171,854
   D) Administrative and
      Management Agreements
       a) Administrative......                4,261,852        60,579      180,462
       b) Management..........                4,260,171        63,704      179,018


                                    RECORD  TOTAL SHARE
                                DATE SHARE     POSITION
                                  POSITION        VOTED   AFFIRMATIVE     WITHHOLD
------------------------------------------------------------------------------------
   CAPITAL OPPORTUNITIES FUND   29,796,462   16,762,880

   A) Expansion of Board
      of Trustees
      Timothy K. Armour.......                             16,474,448      288,432
      Kenneth L. Block........                             16,454,554      308,326
      William W. Boyd.........                             16,444,520      318,360
      Lindsay Cook............                             16,468,700      294,180
      Douglas A. Hacker.......                             16,400,809      362,071
      Francis W. Morley.......                             16,421,808      341,072
      Charles R. Nelson.......                             16,446,678      316,201
      Thomas C. Theobald......                             16,426,842      336,037
      Gordon R. Worley........                             16,412,935      349,945


                                                    FOR       AGAINST  ABSTENTIONS
-----------------------------------------------------------------------------------
   B) Interfund Borrowing.....               12,402,552       863,494    3,496,834
   C) Interfund Lending.......               12,357,202       878,288    3,527,389



                                    RECORD  TOTAL SHARE
                                DATE SHARE     POSITION
                                  POSITION        VOTED   AFFIRMATIVE     WITHHOLD
---------------------------------------------------------------------------------------
   INTERNATIONAL FUND ........  10,935,666    6,043,098
   A) Expansion of Board
      of Trustees

      Timothy K. Armour.......                              6,026,060       17,038
      Kenneth L. Block........                              6,024,113       18,984
      William W. Boyd.........                              6,025,377       17,721
      Lindsay Cook............                              6,025,807       17,291
      Douglas A. Hacker.......                              6,020,953       22,145
      Francis W. Morley.......                              6,020,881       22,217
      Charles R. Nelson.......                              6,022,906       20,192
      Thomas C. Theobald......                              5,997,810       45,288
      Gordon R. Worley........                              6,023,484       19,614


                                                    FOR       AGAINST  ABSTENTIONS
------------------------------------------------------------------------------------
   B) Interfund Borrowing.....                5,689,518       108,697      244,884
   C) Interfund Lending.......                5,688,945       110,017      244,135
   D) Administrative and
      Management Agreements
       a) Administrative......                5,724,948        72,451      245,699
       b) Management..........                5,724,662        73,713      244,723


Balanced Fund
------------------------------------------------------------------------------------
Investments as of September 30, 1996
(Dollar Amounts In Thousands)

                                                            Number        Market
EQUITY-RELATED SECURITIES (61.5%)                        of Shares         Value
------------------------------------------------------------------------------------
COMMON STOCKS (47.5%)

AUTOMOTIVE (0.8%)
General Motors Corp..................................       38,000      $ 1,824

BANKS (5.4%)
BankAmerica Corporation..............................       53,000        4,353
Citicorp.............................................       53,000        4,803
Royal Bank of Scotland Group Plc.....................      228,000        1,747
Westpac Banking Corporation Ltd......................      320,000        1,656
                                                                        --------
                                                                         12,559

BUILDING AND CONSTRUCTION (0.8%)
Fluor Corporation....................................       28,000        1,722

BROADCAST/MEDIA (0.1%)
*Univision Communications Incorporated...............        8,600          288

CHEMICALS (1.3%)
Dupont (E.I.) De NeMours & Company...................       34,000        3,000

COMPUTERS (0.9%)
International Business Machines Corp.................       17,000        2,116

COMPUTER SOFTWARE AND SERVICES (1.6%)
Electronic Data Systems Corporation..................       60,000        3,682

CONGLOMERATES AND MISCELLANEOUS (1.0%)
Harris Corporation...................................       35,000        2,279

DATA PROCESSING & DUPLICATING (1.7%)
Canon, Inc...........................................       97,000        1,907
Xerox................................................       36,000        1,931
                                                                        --------
                                                                          3,838

DISTRIBUTION (1.0%)
Wal-Mart Stores, Inc.................................       84,000        2,215

DRUGS AND HEALTH PRODUCTS (3.9%)
Bristol-Myers Squibb Company.........................       28,000        2,698
Eli Lilly & Co.......................................       49,000        3,160
Sandoz ADRs..........................................       54,000        3,244
                                                                        --------
                                                                          9,102

ELECTRICAL EQUIPMENT (5.4%)
Emerson Electric Co. ................................       48,500        4,371
General Electric Company.............................       58,500        5,323
Hubbell Inc. Class B.................................       78,000        2,886
                                                                        --------
                                                                         12,580

ELECTRONICS (1.1%)
Intel Corporation....................................       27,000        2,577

FERTILIZERS (0.4%)
Potash Corporation of Saskatchewan Inc...............       14,000        1,024


Balanced Fund CONTINUED
-----------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
-----------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (2.0%)
General Mills, Inc...................................       26,000      $ 1,570
PepsiCo., Inc........................................       45,000        1,271
Philip Morris Companies..............................       20,000        1,795
                                                                        --------
                                                                          4,636

HOLDING (0.9%)
Swire Pacific Ltd. Class A...........................      240,000        2,149

INSURANCE (0.9%)
American States Financial Corporation................       85,000        1,976

MEDICAL SUPPLIES (1.2%)
Baxter International Inc.............................       60,000        2,805

MISCELLANEOUS (0.5%)
*World Equity Benchmark Shares - Japan...............       75,000        1,111

OIL AND NATURAL GAS (5.8%)
Baker Hughes Inc.....................................      100,000        3,038
British Petroleum Company Plc ADRs...................       29,344        3,668
Enron Corp. .........................................       84,000        3,423
Mobil Corporation....................................        9,000        1,042
Sonat Inc. ..........................................       20,000          885
Unocal Corp..........................................       35,000        1,260
                                                                        --------
                                                                         13,316

PAPER & FOREST PRODUCTS (1.2%)
Plum Creek Timber Company, L.P.......................      105,000        2,678

REAL ESTATE (2.7%)
Kimco Realty Corporation.............................       81,000        2,410
The Rouse Company....................................       70,587        1,835
Security Capital Industrial Trust....................      108,333        1,977
                                                                        --------
                                                                          6,222

RETAIL (2.2%)
Credit Saison Co. Ltd. ..............................       42,000        1,007
Jusco Co. ...........................................       64,000        1,948
*Starbucks Corporation...............................       66,666        2,200
                                                                        --------
                                                                          5,155

TELECOMMUNICATIONS (2.7%)
*Airtouch Communications, Inc. ......................       65,000        1,796
Frontier Corp........................................      100,000        2,663
Telefonica de Argentina S.A. ADRs....................       68,000        1,692
                                                                        --------
                                                                          6,151

TRANSPORTATION (0.7%)
Canadian National Railway............................       80,000        1,640

UTILITIES-ELECTRIC (1.3%)
Empresa Nacional de Electricidad, S.A. de C.V., ADRs.       52,000        3,088
                                                                        --------
TOTAL COMMON STOCK (Cost $72,130).................................      109,733
--------------------------------------------------------------------------------


Balanced Fund CONTINUED
----------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
----------------------------------------------------------------------------------
PREFERRED STOCKS (1.1%)

COMPUTER SOFTWARE (0.5%)
Salomon Inc. (Microsoft Corp. ELKS) $3.994...........       10,000     $  1,099

MINING (0.6%)
Freeport-McMoran Gold & Copper Inc. $1.750 Cv........       50,000        1,525
                                                                        --------
TOTAL PREFERRED STOCKS (Cost $2,200)..............................        2,624
--------------------------------------------------------------------------------

                                                         Principal
CONVERTIBLE SUBORDINATED DEBENTURES (12.9%)                 Amount
----------------------------------------------------------------------------------
ELECTRONICS (1.7%)
LM Ericsson  4.250%  6/30/00.........................      $ 1,150        3,953

ENERGY (1.1%)
SFP Pipelines Holdings 11.160%  8/15/10..............        2,000        2,440

FINANCIAL (1.1%)
Elan International Financial Ltd.  Zero Coupon
   (Effective Yield 4.652%) 10/16/12.................        4,000        2,580

HEALTH CARE (2.3%)
Nationwide Health Properties 6.250% 1/01/99..........        2,700        2,744
**Roche Holdings Ltd. Zero Coupon (Effective
  Yield 4.750%) 9/23/08                                      3,500        2,651
                                                                        --------
                                                                          5,395

INSURANCE (1.2%)
Fremont General Zero Coupon (Effective
Yield 9.270%) 10/12/13                                       5,000        2,800

RETAIL (1.0%)
Home Depot Inc. 3.250%  10/01/01.....................          950          965
Starbucks 4.250% 11/01/02............................          900        1,341
                                                                        --------
                                                                          2,306

SERVICES (3.7%)
Danka Business Systems 6.750% 4/01/02................        1,100        1,623
**U.S. Filter 6.000% 9/15/05.........................        2,000        3,810
Valhi, Inc. Zero Coupon (Effective Yield 8.693%)
 (Convertible into shares
  of Dresser) 10/20/07..............................         7,000        3,054
                                                                        --------
                                                                          8,487

TECHNOLOGY (0.8%)
WMX Technologies, Inc. 2.000% 1/24/05................        2,000        1,830
                                                                        --------

TOTAL CONVERTIBLE SUBORDINATED DEBENTURES (Cost $21,119)..........        29,791
-----------------------------------------------------------------------------------

TOTAL EQUITY-RELATED SECURITIES (Cost $95,449)....................       142,148
-----------------------------------------------------------------------------------


Balanced Fund CONTINUED
-----------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
-----------------------------------------------------------------------------------
BONDS AND NOTES (31.1%)

U.S. GOVERNMENT OBLIGATION (20.2%)
U.S. Treasury Bonds
   8.125% 8/15/19....................................     $ 12,500     $ 13,979
   7.250% 8/15/22....................................        6,200        6,330
U.S. Treasury Notes
   5.750% 9/30/97....................................        1,800        1,799
   6.125% 3/31/98....................................        1,700        1,703
   5.125% 6/30/98....................................        2,000        1,970
   5.875% 3/31/99....................................        4,000        3,971
   7.875% 8/15/01....................................        9,000        9,522
   7.500% 2/15/05....................................        5,250        5,522
   6.500% 8/15/05....................................        2,000        1,974
                                                                        --------
                                                                         46,770

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (3.4%)
Federal Home Loan Mortgage Corporation Gold
   6.500% 2/01/11....................................        1,912        1,858
   6.500% 4/01/11....................................        2,712        2,630
   6.500% 6/01/26....................................        1,006          946
Federal National Mortgage Association (Multi-family Housing)
   (Floating Rate) 9.148% 6/01/97....................           39           39
Government National Mortgage Association
   8.000% 7/15/25....................................        1,444        1,459
   8.000% 3/15/26....................................          938          946
                                                                        --------
                                                                          7,878

AIR TRANSPORTATION (1.6%)
Federal Express Corporation 1994 Pass-Through Certificates
   Series A310-A1 7.530% 9/23/06.....................        2,215        2,222
United Airlines Series 1991 9.200% 3/22/08...........        1,383        1,484
                                                                        --------
                                                                          3,706

COMMERCIAL BANK (0.9%)
Den Danske Bank 6.550% 9/15/03.......................        2,250        2,159

FINANCIAL (1.3%)
ALPS Pass-Through Trust Series 1994-1 Class C2
 9.350% 9/15/04........................................      2,487        2,528
MDC Mortgage Funding Corporation Series Q Class 5
 8.850% 3/20/18.....................................           440          454
                                                                        --------
                                                                          2,982

FOREIGN GOVERNMENT REGIONAL BONDS (0.7%)
**Corporacion Andina de Fomento 6.625% 10/14/98......        1,500        1,494

MORTGAGE-BACKED SECURITIES (1.8%)
American Mortgage Trust Series 1993-3 Class 3B
 8.190% 9/27/22......................................        2,279        2,124
**Lennar 8.120% 9/15/02..............................        2,000        1,999
                                                                        --------
                                                                          4,123

UTILITIES - ELECTRIC (1.2%)
Public Service Electric and Gas (New Jersey) 8.875% 6/01/03  2,500        2,717
                                                                        --------
TOTAL BONDS AND NOTES (Cost $71,148)..............................       71,829
-----------------------------------------------------------------------------------


Balanced Fund CONTINUED
-----------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
-----------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (7.7%)

COMMERCIAL PAPER (7.7%)
Lehman Brothers Holdings Inc. 5.900% 10/01/96........      $ 9,800     $  9,800
Pooled Accounts Receivable Capital Corp. 5.350% 10/02/96     8,000        7,999
                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS (Amortized Cost $17,799).............       17,799
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.3%)

(Cost $184,396)...................................................      231,776
OTHER ASSETS, LESS LIABILITIES (-0.3%)  ..........................         (713)
                                                                        --------
TOTAL NET ASSETS (100.0%).........................................     $231,063
                                                                        ========
-----------------------------------------------------------------------------------

* Non-income producing.
** These securities are subject to contractual or legal restrictions on their resale. At September 30, 1996, the aggregate value of these securities represented 4.3 percent of net assets.

See accompanying notes to financial statements.

Growth & Income Fund
-----------------------------------------------------------------------------------
Investments as of September 30, 1996
(Dollar Amounts In Thousands)

                                                            Number        Market
COMMON STOCKS (79.9%)                                    of Shares         Value
-----------------------------------------------------------------------------------
AIRCRAFT (2.1%)
McDonnell Douglas Corporation........................       82,000      $ 4,305

AUTO/TRUCK PARTS & EQUIPMENT (1.5%)
*Lear Corporation....................................       90,000        2,970

BANKS (7.3%)
Chase Manhattan Corporation..........................       45,400        3,637
Citicorp.............................................       60,616        5,493
Republic New York Corporation........................       25,000        1,728
Wells Fargo & Company................................       15,666        4,073
                                                                        --------
                                                                         14,931

BROADCASTING & COMMUNICATIONS (0.9%)
The Interpublic Group of Companies, Inc..............       40,400        1,909

COMPUTERS (1.3%)
International Business Machines Corp. ...............       22,000        2,739

COMPUTER SERVICES (2.6%)
*DST Systems Inc. ...................................       12,000          384
Electronic Data Systems Corporation..................       79,000        4,849
                                                                        --------
                                                                          5,233

CONSTRUCTION (1.5%)
Fluor Corp. .........................................       48,300        2,970

CONSUMER-RELATED (6.6%)
The Gillette Company.................................       72,200        5,207
Nike, Inc. Class B...................................       29,000        3,524
The Procter & Gamble Co. ............................       48,000        4,680
                                                                        --------
                                                                         13,411

DISTRIBUTION (4.2%)
Albertson's Inc. ....................................       96,000        4,044
Walgreen Co. ........................................      120,000        4,440
                                                                        --------
                                                                          8,484

DRUGS (3.1%)
SmithKline Beecham Plc. ADRs.........................       20,000        1,218
Warner-Lambert.......................................       78,000        5,148
                                                                        --------
                                                                          6,366

ELECTRICAL EQUIPMENT (4.7%)
Emerson Electric Co. ................................       52,000        4,687
Hubbell Incorporated, Class B........................      131,000        4,847
                                                                        --------
                                                                          9,534

ENERGY (4.4%)
Amoco Corporation....................................       36,500        2,573
British Petroleum Company Plc ADRs...................       31,552        3,944
Enron Corp. .........................................       62,500        2,547
                                                                        --------
                                                                          9,064

ENTERTAINMENT (0.7%)
The Walt Disney Co. .................................       22,035        1,396


Growth & Income Fund CONTINUED
----------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
----------------------------------------------------------------------------------
FINANCIAL SERVICES (5.0%)
American Express Co. ................................      104,000      $ 4,810
Federal National Mortgage Association................      156,000        5,440
                                                                        --------
                                                                         10,250

FOOD, BEVERAGE & TOBACCO (4.4%)
PepsiCo, Inc. .......................................       80,000        2,260
Phillip Morris Companies.............................       48,000        4,308
Sara Lee Corporation.................................       67,000        2,395
                                                                        --------
                                                                          8,963

HEALTH CARE (4.3%)
Abbott Laboratories..................................       58,500        2,881
Baxter International Inc. ...........................       95,000        4,441
Roche Holdings Ltd. .................................          200        1,473
                                                                        --------
                                                                          8,795

MEDIA (1.4%)
Tribune Company......................................       25,000        1,950
*Viacom, Inc., Class B...............................       27,190          965
                                                                        --------
                                                                          2,915

MULTI-INDUSTRY (7.0%)
General Electric Company.............................       64,000        5,824
Honeywell Inc. ......................................       95,000        5,997
Kansas City Southern Industries......................       22,300          953
Minnesota Mining & Manufacturing Company.............       20,000        1,398
                                                                        --------
                                                                         14,172

PAPER AND FOREST PRODUCTS (2.4%)
Alco Standard Corporation............................       49,000        2,444
Champion International...............................       20,000          918
Georgia Pacific......................................       20,000        1,583
                                                                        --------
                                                                          4,945

PRINTING (1.7%)
Deluxe Corp..........................................       90,000        3,398

REAL ESTATE (0.5%)
Nationwide Health Properties, Inc....................       50,000        1,100

RUBBER, PLASTICS, AND RELATED PRODUCTS (1.0%)
Goodyear Tire & Rubber Co. ..........................       45,000        2,076

SCIENTIFIC - INSTRUMENTS (0.4%)
Millipore Corporation................................       20,000          790

SPECIALTY CHEMICALS (5.2%)
Monsanto Co..........................................      180,000        6,570
Union Carbide Corporation ...........................       91,100        4,156
                                                                        --------
                                                                         10,726

TELECOMMUNICATIONS (2.6%)
AT & T...............................................       30,222        1,579
Nynex Corp...........................................       85,000        3,698
                                                                        --------
                                                                          5,277

TRANSPORTATION-RAIL (3.1%)
Burlington Northern Santa Fe.........................       44,000        3,713
Conrail Inc. ........................................       38,000        2,750
                                                                        --------
                                                                          6,463
                                                                        --------
TOTAL COMMON STOCKS (Cost $109,941)...............................      163,182
-----------------------------------------------------------------------------------


Growth & Income Fund CONTINUED
-----------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
-----------------------------------------------------------------------------------

NOTES (1.5%)
U.S. GOVERNMENT OBLIGATION
U.S. Treasury Note 7.125% 9/30/99
   (Cost $2,964).....................................      $ 3,000     $  3,069
-----------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (18.5%)

COMMERCIAL PAPER (17.8%)
American Home Food Products 5.350% 10/03/96..........        9,000        8,997
Goldman Sachs Group 5.350% 10/01/96..................        9,000        9,000
Lehman Brothers Holdings Inc. 5.900% 10/01/96........        9,390        9,390
Pooled Accounts Receivable Capital Corporation
 5.350% 10/02/96                                             9,000        8,999
                                                                        --------
                                                                         36,386

U.S. GOVERNMENT OBLIGATION (0.7%)
 **U.S. Treasury Bill 5.020% 11/07/96.................        1,500       1,492
                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $37,878)..........................................       37,878
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS (99.9%)
(Cost $150,783)...................................................      204,129
OTHER ASSETS, LESS LIABILITIES (0.1%).............................          258
                                                                        --------
TOTAL NET ASSETS (100.0%)........................................      $204,387
                                                                        ========
-----------------------------------------------------------------------------------

**Non-income producing.
**Security was pledged to cover margin requirements for open futures contracts.

Futures contracts which were open at September 30, 1996, were as follows:

                                                                      Unrealized
                           Number of       Contract                         Gain
Type                       Contracts          Value   Expiration      at 9/30/96
----                       ---------        -------     ---------      ---------
Standard & Poor's
500 Index (Long)                  50        $17,285     Dec. 1996         $  137

See accompanying notes to financial statements.

Growth Stock Fund
-----------------------------------------------------------------------------------
Investments as of September 30, 1996
(Dollar Amounts In Thousands)

                                                            Number        Market
COMMON STOCKS (95.2%)                                    of Shares         Value
-----------------------------------------------------------------------------------
BANKS & SAVINGS AND LOANS (5.6%)
Citicorp.............................................      110,000      $ 9,969
Fifth Third Bancorp..................................      100,000        5,813
MBNA Corp. ..........................................      225,000        7,818
                                                                        --------
                                                                         23,600

BUSINESS SERVICES (5.1%)
Electronic Data Systems Corporation..................      150,000        9,206
First Data Corporation...............................      150,000       12,243
                                                                        --------
                                                                         21,449

CHEMICALS (1.3%)
Hercules Inc. .......................................      100,000        5,475

COMPUTERS AND COMPUTER SOFTWARE (8.7%)
*Cisco Systems Inc. .................................      100,000        6,206
Intel Corporation....................................      125,000       11,929
*Microsoft Corporation...............................      100,000       13,187
*Parametric Technology Company.......................      100,000        4,937
                                                                        --------
                                                                         36,259

CONSTRUCTION (1.8%)
Fluor Corp. .........................................      125,000        7,687

CONSUMER-RELATED (10.8%)
*CUC International Inc. .............................      275,000       10,965
The Gillette Company.................................      200,000       14,425
*Kohl's Corporation..................................      220,000        7,920
The Procter & Gamble Co. ............................      120,000       11,700
                                                                        --------
                                                                         45,010

DISTRIBUTION-RETAIL (5.9%)
*Corporate Express Inc. .............................      200,000        7,775
The Home Depot, Inc. ................................      300,000       17,063
                                                                        --------
                                                                         24,838

ELECTRICAL EQUIPMENT (5.2%)
General Electric Company.............................      140,000       12,740
Thermo Electron Corp. ...............................      225,000        9,113
                                                                        --------
                                                                         21,853

ENERGY (3.4%)
*Renaissance Energy Ltd..............................      200,000        5,865
Schlumberger Ltd. ...................................      100,000        8,450
                                                                        --------
                                                                         14,315

FINANCIAL SERVICES (3.0%)
Federal National Mortgage Association................      360,000       12,555

FOOD, BEVERAGE & TOBACCO (6.4%)
The Coca Cola Company................................      280,000       14,245
Nabisco Holdings Corp. ..............................      250,000        7,906
Philip Morris Companies..............................       50,000        4,488
                                                                        --------
                                                                         26,639

HEALTH CARE (4.3%)
Johnson & Johnson....................................      230,000       11,788
United Healthcare....................................      150,000        6,244
                                                                        --------
                                                                         18,032


Growth Stock Fund CONTINUED
-----------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
-----------------------------------------------------------------------------------
HOTELS (6.2%)
*HFS Incorporated....................................      250,000     $ 16,719
*Sun International Hotels Ltd........................      175,000        8,969
                                                                        --------
                                                                         25,688

INSURANCE (5.0%
American International Group, Inc....................       97,500        9,823
The Travelers........................................      225,000       11,053
                                                                        --------
                                                                         20,876

LEISURE & ENTERTAINMENT (1.5%)
The Walt Disney Co...................................      100,000        6,338

MEDICAL SUPPLIES (3.7%)
Baxter International Inc.............................      150,000        7,013
Medtronic, Inc.......................................      130,000        8,336
                                                                        --------
                                                                         15,349

PHARMACEUTICAL (5.9%)
Eli Lilly & Co.......................................      150,000        9,675
Merck and Company, Inc. .............................      125,000        8,797
SmithKline Beecham Plc ADRs..........................      100,000        6,088
                                                                        --------
                                                                         24,560

RESTAURANTS (2.0%)
McDonalds Corporation................................      175,000        8,291

RUBBER, PLASTIC & RELATED (2.2%)
Illinois Tool Works Inc. ............................      125,000        9,016

TECHNOLOGY SERVICES (1.7%)
*Tellabs Inc.........................................      100,000        7,063

TELECOMMUNICATIONS (5.5%)
*Airtouch Communications.............................      225,000        6,216
LM Ericsson Telecommunications ADRs Class B..........      350,000        8,881
Motorola, Inc. ......................................      150,000        7,744
                                                                        --------
                                                                         22,841
                                                                        --------
TOTAL COMMON STOCKS (Cost $239,065)...............................      397,734
----------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
----------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (4.7%)
COMMERCIAL PAPER (4.7%)

Lehman Brothers Holdings Inc. 5.900% 10/01/96........     $ 14,795       14,795
Pooled Accounts Receivable Capital Corp. 5.350% 10/02/96     5,000        4,999
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $19,794)..........................................       19,794
----------------------------------------------------------------------------------

TOTAL INVESTMENTS (99.9%)
(Cost $258,859)...................................................      417,528
OTHER ASSETS, LESS LIABILITIES (0.1%)............................           436
                                                                        --------
TOTAL NET ASSETS (100.0%) ........................................     $417,964
                                                                        ========
----------------------------------------------------------------------------------

*  Non-income producing.

See accompanying notes to financial statements.

Special Fund
----------------------------------------------------------------------------------
Investments as of September 30, 1996
(Dollar Amounts In Thousands)

                                                            Number        Market
COMMON STOCKS (90.4%)                                    of Shares         Value
----------------------------------------------------------------------------------
ADVERTISING (1.7%)
The Interpublic Group of Companies Inc...............      425,000     $ 20,081

AUTOMOTIVE (2.2%)
Mark IV Industries...................................      350,000        7,613
Superior Industries International, Inc. .............      751,000       18,118
                                                                        --------
                                                                         25,731

BANKS (2.9%)
*Bank United Corp Class A............................      477,000       11,865
Golden West Financial................................      380,000       22,182
                                                                        --------
                                                                         34,047

BROADCASTING (3.1%)
*Cox Communications..................................    1,048,300       19,263
Grupo Radio Centro, S.A. de C.V. ADSs................      522,500        4,311
*Scandinavian Broadcasting System S.A................      560,000       12,600
                                                                        --------
                                                                         36,174

BUSINESS SERVICES (6.7%)
Alco Standard Corporation............................      494,000       24,638
*Interim Services Inc. ..............................      450,000       19,238
The Olsten Corporation...............................      772,600       19,218
Unitog Company.......................................      488,850       14,788
                                                                        --------
                                                                         77,882

CONSUMER-RELATED (2.3%)
*CUC International Inc. .............................      300,000       11,963
Newell Company.......................................      500,000      15,000
                                                                        --------
                                                                         26,963

DRUGS (2.2%)
Sandoz AG............................................       21,000       25,230

ELECTRICAL EQUIPMENT (2.5%)
*Littelfuse, Inc.
   Common............................................      535,000       20,731
   Warrants..........................................      273,600        8,482
                                                                       --------
                                                                         29,213

ELECTRONICS & INSTRUMENTATION (6.2%)
AVX Corporation......................................      718,400       16,523
*General Instrument Corp.............................      495,000       12,251
*Kent Electronics Corp...............................      900,000       19,463
Molex Inc. Class A...................................      688,827       23,248
                                                                       --------
                                                                         71,485

ENERGY & RELATED SERVICES (4.6%)
Cross Timbers Oil Company............................      996,100       23,906
*Renaissance Energy Ltd. ............................      985,000       28,888
                                                                       --------
                                                                         52,794


Special Fund CONTINUED
----------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
----------------------------------------------------------------------------------
FINANCIAL SERVICES (11.1%)
The Allstate Corporation.............................      113,000      $ 5,565
American Express Co..................................      385,000       17,806
Household International Inc..........................      340,000       27,965
National Mutual Asia Ltd. ...........................   25,450,000       22,379
The Progressive Corporation..........................      692,300       39,634
*20th Century Industries.............................      880,100       15,512
                                                                       --------
                                                                        128,861

HEALTH SERVICES AND EQUIPMENT (14.7%)
*Boston Scientific...................................      623,000       35,822
Cardinal Health Inc..................................      350,000       28,919
*Healthcare Compare Corp. ...........................      500,000       23,687
Invacare Corp. ......................................      900,000       25,200
*Lincare Holdings Inc. ..............................      450,000       18,000
Stryker Corporation..................................      799,600       24,088
*Sybron International Corporation....................      500,000       14,500
                                                                          ------
                                                                          0,216

INDUSTRIAL PRODUCTS (1.9%)
Carlisle Corp. ......................................      385,100       21,373

LEISURE & ENTERTAINMENT  (4.9%)
Carnival Corp. Class A...............................      500,000       15,500
Harley-Davidson, Inc. ...............................      962,000       41,366
                                                                      ----------
                                                                         56,866

RETAIL (9.5%)
*Borders Group.......................................    1,200,000       44,700
*Consolidated Stores Corp............................      225,000        9,000
*Proffitt's Inc......................................      676,600       26,726
*Zale Corp...........................................    1,337,200       29,251
                                                                      ----------
                                                                        109,677

SECURITY (1.7%)
Pittston Brinks Group................................      637,600       20,005

SPECIALTY CHEMICALS (7.3%)
Cabot Corp. .........................................      389,800       10,866
*Lydall, Inc. .......................................    1,079,000       26,301
Minerals Technology Corp. Class A....................      599,200       22,395
OM Group, Inc. ......................................      673,000       25,574
                                                                      ----------
                                                                         85,136

TEXTILES & APPAREL (1.9%)
Unifi, Inc...........................................      778,475       21,408

TELECOMMUNICATIONS (3.0%)
*Airtouch Communications.............................      874,500       24,158
*PriCellular.........................................      700,000       10,062
                                                                      ----------
                                                                         34,220
                                                                      ----------
TOTAL COMMON STOCKS
(Cost $678,354)...................................................    1,047,362
----------------------------------------------------------------------------------


Special Fund CONTINUED
----------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
----------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (9.6%)

COMMERCIAL PAPER (9.6%)
GATX 5.500% 10/01/1996...............................   $   18,700   $   18,700
Goldman Sachs Group 5.350% 10/01/96..................        3,000        3,000
Lehman Brothers Holdings Inc. 5.900% 10/01/96........       22,590       22,590
Merrill Lynch Corp. 5.850% 10/01/96..................       10,275       10,275
Sundstrand 5.900% 10/01/96...........................       12,000       12,000
Working Capital Management 5.450% 10/04/96...........       44,300       44,280
                                                                      ----------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $110,845).........................................      110,845
----------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.0%)

(Cost $789,199)...................................................    1,158,207
OTHER ASSETS, LESS LIABILITIES (0.0%).............................          291
                                                                      ----------
TOTAL NET ASSETS (100.0%).........................................   $1,158,498
                                                                      ==========
----------------------------------------------------------------------------------

*Non-income producing.

See accompanying notes to financial statements.

Special Venture Fund
----------------------------------------------------------------------------------
Investments as of September 30, 1996
(Dollar Amounts In Thousands)

                                                            Number        Market
COMMON STOCKS (94.1%)                                    of Shares         Value
----------------------------------------------------------------------------------
BANK (2.0%)
Southtrust Corporation...............................       94,000      $ 2,867

BROADCAST/MEDIA (4.5%)
*Central European Media Enterprises..................      123,200        3,634
Hollinger International, Inc.........................      230,000        2,588
*Univision Communications Inc........................        6,800          228
                                                                        --------
                                                                          6,450

BUSINESS SERVICES (13.4%)

*Caribiner International.............................       52,600        2,222
Danka Business Systems Plc ADRs......................      130,900        5,203
G & K Services Class A...............................      152,100        4,449
*Keane Inc. .........................................      126,600        6,077
Unitog Company.......................................       50,000        1,513
                                                                        --------
                                                                         19,464

COMMERCIAL SERVICES (2.6%)
*CellNet Data Systems................................       50,000          788
*National Processing, Inc. ..........................      152,800        2,980
                                                                        --------
                                                                          3,768

COMPUTERS AND COMPUTER SOFTWARE (0.9%)
US International, Inc. ..............................       75,600        1,323

COMPUTER SERVICES (5.5%)
*FactSet Research Systems Inc. ......................       79,700        1,524
*Fiserv, Inc. .......................................       75,000        2,869
*Intelligroup, Inc. .................................       22,500          312
*Microware Systems Corporation.......................       90,300        1,648
*Zebra Technologies Corporation......................       60,000        1,538
                                                                        --------
                                                                          7,891

ELECTRICAL EQUIPMENT (1.9%)
*Ballantyne of Ohama, Inc............................      131,000        1,801
*Littelfuse, Inc. Warrants...........................       30,000          930
                                                                        --------
                                                                          2,731

ELECTRONICS & INSTRUMENTATION (1.1%)
*Kent Electronics Corp. .............................       71,000        1,535

ENERGY (2.0%)
*Renaissance Energy Ltd. ............................       96,400        2,827

FABRICATED METAL PRODUCTS (2.4%)
Quanex Corporation...................................       50,000        1,344
*Wolverine Tube, Inc. ...............................       50,000        2,150
                                                                        --------
                                                                          3,494

Special Venture Fund CONTINUED
----------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
----------------------------------------------------------------------------------
HEALTH SERVICES & EQUIPMENT (10.7%)
*Boston Scientific...................................       43,000      $ 2,473
*Electroscope, Inc. .................................       32,200          274
*InControl, Inc. ....................................       36,800          345
Invacare Corp. ......................................      123,100        3,447
Medtronic, Inc.......................................       46,000        2,950
Respironics Inc. ....................................       71,100        1,724
Stryker Corp.........................................      103,800        3,127
*Urologix, Inc. .....................................       75,700        1,164
                                                                        --------
                                                                         15,504

INSURANCE (10.2%)
Meadow Brook Insurance...............................      105,600        2,957
Mutual Risk Management Ltd...........................       83,333        2,417
National Mutual Asia Ltd. ...........................    2,605,000        2,291
Protective Life Corporation..........................       55,000        2,076
*Triad Guaranty Inc. ................................       34,200          958
*Twentieth Century Industries........................      230,700        4,066
                                                                        --------
                                                                         14,765

OIL/GAS (9.0%)
*Barrett Resources Corp..............................      112,500        3,965
Cross Timbers Oil Company............................      138,800        3,331
*Diamond Offshore Drilling, Inc. ....................       55,000        3,025
*United Meridian Corporation.........................       60,000        2,730
                                                                        --------
                                                                         13,051

REAL ESTATE (0.4%)
Beacon Properties Corporation........................       20,000          580

RETAIL (11.6%)
*Garden Botanika, Inc. ..............................      141,000        1,586
*Oakley, Inc. .......................................       70,000        2,975
*Proffitt's Inc. ....................................       29,800        1,177
Quality Food Centers.................................       69,600        2,419
*Sunglass Hut International, Inc.....................      183,000        2,916
Video Update, Inc. ..................................      393,000        1,891
*Zale Corp. .........................................      176,600        3,863
                                                                        --------
                                                                         16,827

SEMI-CONDUCTORS (2.2%)
*Dupont Photomasks, Inc..............................      111,200        3,114

SPECIALTY CHEMICALS (6.0%)
*CFC International, Inc. ............................      138,200        1,727
Minerals Technology Corp. Class A....................       61,800        2,309
OM Group Inc.........................................      122,800        4,665
                                                                        --------
                                                                          8,701

TELECOMMUNICATIONS (2.1%)
*Advanced Fibre Communications.......................        4,500          113
*Plantronics Inc. ...................................       53,900        2,028
*Western Wireless Corporation........................       50,000          850
                                                                        --------
                                                                          2,991

WHOLESALE DISTRIBUTION (5.6%)
*AmeriSource Distribution Corp.......................      158,600        7,058
*Thompson PBE, Inc...................................      105,000        1,050
                                                                        --------
                                                                          8,108
                                                                        --------
TOTAL COMMON STOCKS (Cost $110,927)...............................      135,991


Special Venture Fund CONTINUED
----------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
----------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (6.8%)

COMMERCIAL PAPER (6.8%)
Lehman Brothers Holdings Inc. 5.900% 10/01/96........      $ 5,160     $  5,160
New York State Electric & Gas 5.500% 10/02/96........        4,700        4,699
                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $9,859)...........................................        9,859
----------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.9%)
(Cost $120,786)...................................................      145,850
OTHER ASSETS, LESS LIABILITIES (-0.9%)............................       (1,322)
                                                                        --------
TOTAL NET ASSETS (100.0%).........................................     $144,528
                                                                        ========
----------------------------------------------------------------------------------

* Non-income producing.

See accompanying notes to financial statements.

Capital Opportunities Fund
----------------------------------------------------------------------------------
Investments as of September 30, 1996
(Dollar Amounts In Thousands)

                                                            Number        Market
EQUITY-RELATED SECURITIES (86.7%)                        of Shares         Value
----------------------------------------------------------------------------------
COMMON STOCKS (86.0%)

BUSINESS SERVICES (19.1%)
*ABR Information Services, Inc.......................     200,000      $ 14,400
*Alternative Resources Corporation...................     460,000        12,938
*APAC TeleServices, Inc..............................     540,000        27,675
*The Bisys Group, Inc. ..............................     440,000        18,040
*CBT Group Plc.......................................     600,000        28,200
*CSG Systems International, Inc......................     135,000         2,734
*Corporate Express, Inc. ............................   1,000,000        38,875
*Danka Business Systems Plc..........................     630,000        25,043
First Data Corporation...............................     400,000        32,650
*Gartner Group, Inc. ................................   1,400,000        47,600
Paychex, Inc.........................................     960,000        55,680
*PMT Services, Inc...................................     920,000        18,630
                                                                        --------
                                                                        322,465

CONSUMER PRODUCTS (2.9%)
*CUC International Inc...............................     800,000        31,900
*Oakley, Inc.........................................     400,000        17,000
                                                                        --------
                                                                         48,900

HEALTH CARE (16.1%)
*Gulf South Medical Supply, Inc. ....................     290,000         7,468
HBO & Co. ...........................................     850,000        56,737
*HCIA Inc............................................     300,000        18,000
*IDEXX Laboratories, Inc.............................   1,100,000        49,775
*IDX Systems Corp. ..................................     220,000         7,700
Omnicare, Inc........................................   1,355,900        41,355
*PhyCor, Inc.........................................   1,200,000        45,675
*Physician Sales & Service, Inc......................   1,000,000        23,500
*Quintiles Transnational Corp........................     279,000        20,437
                                                                        --------
                                                                        270,647

INDUSTRIAL PRODUCTS (6.0%)
*Airgas, Inc.........................................     510,000        12,941
*Gentex Corporation..................................     900,000        20,475
*MSC Industrial Direct Co., Inc......................     570,400        20,320
*OEA, Inc............................................     400,000        15,900
*United States Filter Corp. .........................     900,000        30,713
                                                                        --------
                                                                        100,349

LEISURE & ENTERTAINMENT (12.6%)
Carnival Cruise Lines, Inc...........................     950,000        29,450
*Clear Channel Communications, Inc...................     740,000        65,490
*HFS Incorporated ...................................   1,000,000        66,875
LaQuinta Inns, Inc...................................     850,000        16,575
*Outdoor Systems, Inc................................     250,000        11,750
*Promus Hotel Corporation............................     800,000        22,600
                                                                        --------
                                                                        212,740

RESTAURANTS (1.7%)
*Papa John's International, Inc. ....................     550,000        28,875


Capital Opportunities Fund CONTINUED
----------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
----------------------------------------------------------------------------------
SPECIALTY RETAILING (4.6%)
*Autozone, Inc.......................................     600,000    $   17,400
*Kohl's Corporation..................................     450,000        16,200
*PETsMART, Inc.......................................     400,000        10,350
*Starbucks Corporation...............................     500,000        16,500
*Sunglass Hut International, Inc.....................   1,040,000        16,575
                                                                        --------
                                                                         77,025

TECHNOLOGY (20.6%)
*ADC Telecommunications Inc. ........................     500,000        32,000
*Andrew Telecommunications, Inc......................     330,000        16,459
*Ascend Communications, Inc..........................     550,000        36,369
*Aspen Technology, Inc...............................     240,000        16,260
*Cascade Communications Corp. .......................     600,000        48,900
*Cisco Systems Inc...................................     600,000        37,237
Fore Systems, Inc....................................     500,000        20,687
*Parametric Technology Corp. ........................     660,000        32,588
*Premisys Communications, Inc........................     280,000        10,290
*Pure Atria Corporation .............................     648,738        24,490
*Shiva Corporation...................................     320,000        18,360
*Synopsys, Inc.......................................     400,000        18,450
*Tellabs Inc.........................................     500,000        35,312
                                                                      ----------
                                                                        347,402

MISCELLANEOUS (2.4%)
*Apollo Group, Inc...................................     510,000        13,642
*Corrections Corporation of America..................     850,000        26,562
                                                                      ----------
                                                                         40,204
                                                                      ----------
TOTAL COMMON STOCKS (Cost $1,107,652).............................    1,448,607
----------------------------------------------------------------------------------
                                                         Principal
CONVERTIBLE SUBORDINATED DEBENTURES (0.7%)                  Amount
----------------------------------------------------------------------------------
BUSINESS SERVICES (0.5%)
Corporate Express 4.500% 7/01/00.....................      $ 9,000        9,068

LEISURE & ENTERTAINMENT (0.2%)
Carnival Cruise Lines, Inc. 4.500% 7/01/97...........        2,000        3,555
                                                                      ----------
TOTAL CONVERTIBLE SUBORDINATED DEBENTURES (Cost $11,294)..........       12,623
----------------------------------------------------------------------------------

TOTAL EQUITY-RELATED SECURITIES (Cost $1,118,946).................    1,461,230
----------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (14.5%)
COMMERCIAL PAPER (14.5%)

American Home Food Products 5.350% 10/01/96 .........       50,000       50,000
Conagra 5.430% 10/03/96..............................       50,000       49,985
Countrywide Funding Corporation 5.440% 10/07/96......       50,000       49,954
Lehman Brothers Holdings Inc. 5.900% 10/01/96........       20,000       20,000
Merrill Lynch Corp. 5.850% 10/01/96..................       39,725       39,725
Working Capital Management 5.500% 10/02/96...........       34,500       34,495
                                                                      ----------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $244,159).........................................      244,159
----------------------------------------------------------------------------------


Capital Opportunities Fund CONTINUED
----------------------------------------------------------------------------------
                                                                          Market
                                                                           Value
----------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
(Cost $1,363,105).................................................   $1,705,389
OTHER ASSETS, LESS LIABILITIES (-1.2%)............................     (20,851)
                                                                      ----------
TOTAL NET ASSETS (100.0%).........................................   $1,684,538
                                                                      ==========
----------------------------------------------------------------------------------

*Non-income producing.

See accompanying notes to financial statements.

International Fund
----------------------------------------------------------------------------------
Investments as of September 30, 1996
(Dollar Amounts In Thousands)
                                                            Number        Market
                                                         of Shares         Value
----------------------------------------------------------------------------------
STOCKS (97.7%)

ARGENTINA (3.0%)
*Indupa S.A..........................................    2,204,226       $  983
Telecom Argentina GDSs...............................       32,600        1,316
YPF Sociedad Anonima Sponsored ADRs..................       76,000        1,739
                                                                         -------
                                                                          4,038

AUSTRALIA (1.0%)
Reinsurance Australia Corp...........................      489,000        1,401

BELGIUM (1.3%)
Generale de Banque
   Ordinary Shares...................................        5,200        1,797
   Rights............................................        5,200           11
                                                                        -------
                                                                          1,808

BRAZIL (2.0%)
Coteminas Pfd........................................    2,200,000          793
*Globex Utilidades S.A. Pfd..........................       71,000        1,321
*Perdigao S.A. Comercio e Industria Pfd..............  364,700,000          572
                                                                         -------
                                                                          2,686

FINLAND (5.3%)
Enso Gutzeit (Ordinary R Shares).....................      240,000        1,881
Kemira Oy............................................      210,000        2,414
Metsa-Serla Oy (B Shares)............................      252,000        1,655
Neste Oy.............................................       60,600        1,234
                                                                         -------
                                                                          7,184

FRANCE (4.4%)
Alcatel Alsthom......................................       17,786        1,501
Generale Des Eaux....................................       14,274        1,552
*Moulinex............................................       55,500          968
Total Petroles CIass B...............................       24,616        1,939
                                                                         -------
                                                                          5,960

GERMANY (5.4%)

Agiv AG..............................................       78,000        1,199
Friedrick Grohe AG...................................        6,300        1,731
Henkel KGAA
   Ordinary Shares...................................        6,500          281
   Preferred Shares..................................       42,100        1,830
Mannesmann AG........................................        6,100        2,287
                                                                         -------
                                                                          7,328

HONG KONG (7.0%)
Companion Building...................................    4,443,840          925
HKR International Ltd................................    1,215,500        1,415
Hong Kong Ferry......................................      470,000          830
International Bank of Asia...........................    1,400,000          846
Jardine Matheson Holdings Ltd........................      159,576          997
New World Development................................      290,615        1,526
Tian An China Investment.............................    2,536,000          338
Vitasoy..............................................      999,364          381
World Houseware Holdings.............................    6,293,680          383
Yizheng Chemical Fibre Company.......................    7,602,000        1,848
                                                                         -------
                                                                          9,489


International Fund CONTINUED
----------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
----------------------------------------------------------------------------------
INDIA (0.8%)
Indian Petrochem GDRs................................       77,000       $  789
**Reliance Industries GDSs...........................       29,000          312
                                                                         -------
                                                                          1,101

INDONESIA (3.0%)
Chareon Pokphand.....................................      415,000          554
*Ever Shine Text
   Ordinary Shares...................................    1,711,600          627
   Bonus Shares......................................      308,088          113
Kawasan Industri Jababeka............................      850,000        1,217
Matahari Putra Prime
   Ordinary Shares...................................      851,000          926
   Rights............................................      851,000          559
                                                                         -------
                                                                          3,996

ISRAEL (0.5%)
Koor Industries......................................       37,000          666

ITALY (3.7%)
*Olivetti............................................    4,066,000        1,491
Telecom Italia
   Savings Shares....................................    1,466,000        2,702
   Mobile Shares.....................................      654,000          812
                                                                         -------
                                                                          5,005

JAPAN (21.3%)
Canon Inc............................................       71,000        1,396
DDI..................................................          200        1,618
Hitachi..............................................      171,000        1,658
Ito Yokado...........................................       30,000        1,705
*Japan OTC Fund......................................          840          935
Jusco Co. ...........................................       73,000        2,222
Kaneshita Construction...............................       73,000          839
Kokusai Securities...................................      123,000        1,657
Matsushita Electric Industrial.......................      138,000        2,317
Mitsui Marine & Fire Insurance Co....................      268,000        1,935
Mori Seiki...........................................       93,000        1,436
Murata Manufacturing.................................       50,000        1,787
Promise Co...........................................       46,000        2,148
Suzuki Motor.........................................      139,000        1,697
Tokyo Style..........................................      105,000        1,716
*World Equity Benchmark Shares - Japan...............      134,000        1,985
Yamazen Corporation..................................      376,000        1,850
                                                                         -------
                                                                         28,901

MALAYSIA (0.3%)
Kim Hin Industry Berhad..............................      185,000          341

MEXICO (1.1%)
Transportation Maritima Mexicana ADRs................      180,000        1,418

NETHERLANDS (4.1%)
Fortis AMEV..........................................       63,247        1,893
IHC Caland N.V. .....................................       24,000        1,264
KPN..................................................       40,651        1,399
Sphinx Kon CVA.......................................       56,427          966
                                                                         -------
                                                                          5,522


International Fund CONTINUED
----------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
----------------------------------------------------------------------------------
NEW ZEALAND (2.2%)
Brierley Investments Ltd. ...........................    1,824,883      $ 1,776
Lion Nathan Ltd. ....................................      496,000        1,235
                                                                         -------
                                                                          3,011

NORWAY (3.8%)
Helikopter Service...................................      129,000        1,518
Norsk Hydro AS.......................................       42,800        2,005
Saga Petroleum A Free................................      103,000        1,663
                                                                        --------
                                                                          5,186

PANAMA (1.9%)
Bladex ADRs..........................................       46,200        2,593

PORTUGAL (2.3%)
*Portucel Industrial Local Shares....................       33,000          215
**Portucel Industrial ADSs...........................      110,000          701
*Portugal Telecom S.A. ADRs..........................       85,157        2,192
                                                                        --------
                                                                          3,108

RUSSIA (1.0%)
*Fleming Russia Securities Fund......................      139,000        1,303

SOUTH KOREA (3.5%)
Korea Exchange Bank..................................       91,900        1,058
LG Securities........................................       81,000        1,363
Samchully Co.
   Ordinary Shares...................................       13,630        1,122
   New 1 Shares......................................        2,224          172
   New 2 Shares......................................          889           68
Samchully Electronics
   Ordinary Shares...................................          689           54
   New 1 Shares......................................          207           16
Samsung Electronics
   Ordinary Preferred Shares.........................        5,424          189
   Bonus Issue Preferred Shares......................       18,000          727
                                                                        --------
                                                                          4,769

SPAIN (1.0%)
Acerinox SA..........................................       12,000        1,397

SWEDEN (4.5%)
Avesta-Sheffield.....................................      221,000        2,302
SSAB Svenskt Stal AB B Shares........................      145,000        2,233
*Diligentia AB.......................................      130,000        1,550
                                                                        --------
                                                                          6,085

SWITZERLAND (2.0%)
Danzas Holding AG....................................          650          679
Sandoz AG............................................        1,700        2,042
                                                                        --------
                                                                          2,721
TAIWAN (1.7%)
ROC Taiwan Fund......................................      216,400        2,326

THAILAND (0.3%)
Sino Thai Engineering & Construction.................      136,200          426


International Fund CONTINUED
----------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
----------------------------------------------------------------------------------
UNITED KINGDOM (8.2%)
British Gas Plc......................................      699,000      $ 2,180
*Celsis International Plc............................      374,700          656
Inchcape Plc.........................................      536,000        2,275
Intrum Justita Plc...................................      305,000          494
Lasmo Plc............................................      436,000        1,472
Powerscreen International Plc........................      164,200        1,411
Smithkline Beecham Plc Class A.......................      130,516        1,593
Transtec Plc.........................................      595,054        1,047
                                                                        --------
                                                                         11,128

UNITED STATES (1.1%)
Tele-Communications International, Inc. .............       96,000        1,452
                                                                        --------
TOTAL STOCKS (Cost $124,749)......................................      132,349
----------------------------------------------------------------------------------
                                                         Principal
SHORT-TERM OBLIGATIONS (3.3%)                               Amount
----------------------------------------------------------------------------------
UNITED STATES (3.3%)

COMMERCIAL PAPER (3.3%)
Lehman Brothers Holdings Inc. 5.900% 10/01/96
(Amortized cost $4,510)..............................      $ 4,510        4,510
----------------------------------------------------------------------------------

TOTAL INVESTMENTS (101.0%)
(Cost Basis $129,259) ............................................      136,859

OTHER ASSETS, LESS LIABILITIES (-1.0%)............................       (1,314)
                                                                        --------
TOTAL NET ASSETS (100.0%).........................................     $135,545
                                                                        ========
----------------------------------------------------------------------------------

* Non-income producing.

** These securities are subject to contractual or legal restrictions on their resale. At September 30, 1996, the aggregate value of these securities represented 0.7 percent of net assets.

See accompanying notes to financial statements.

Balance Sheets
===========================================================================================================================
September 30, 1996
(All Amounts In Thousands, except per-share data)

                                                                           GROWTH                       GROWTH
                                                         BALANCED         &INCOME                        STOCK
                                                            FUND            FUND                         FUND
                                                         ---------       ---------                    ---------
ASSETS
Investments, at market value......................       $231,776        $204,129                     $417,528
Receivable for investments and currencies sold....          2,575              --                           --
Receivable for fund shares sold...................             36             617                          277
Dividends and interest receivable.................          1,056             262                          413
Cash and other assets.............................            162             243                          283
                                                        ---------       ---------                    ---------
   Total Assets...................................       $235,605        $205,251                     $418,501
                                                         ========        ========                     ========
LIABILITIES
Payable for investments and currencies purchased..        $ 3,946           $ 461                        $  --
Payable for fund shares redeemed..................            267             131                           42
Payable to investment adviser and transfer agent..            176             165                          354
Other liabilities.................................            153             107                          141
                                                        ---------       ---------                    ---------
   Total Liabilities..............................          4,542             864                          537
                                                        ---------       ---------                    ---------
CAPITAL
Paid-in capital ..................................        167,769         143,141                      225,199
Net unrealized appreciation of investments and
   foreign currencies.............................         47,380          53,483                      158,669
Accumulated undistributed net

   investment income (loss).......................           (555)            716                          957
Accumulated undistributed net realized
   gains (losses) on investments and
   foreign currency transactions..................         16,469           7,047                       33,139
                                                        ---------       ---------                    ---------
   Total Capital (Net Assets).....................        231,063         204,387                      417,964
                                                        ---------       ---------                    ---------
   Total Liabilities and Capital..................       $235,605        $205,251                     $418,501
                                                         ========        ========                     ========
Shares Outstanding
   (Unlimited Number Authorized)..................          7,685          11,116                       14,517
                                                         ========        ========                     ========
Net Asset Value (Capital) Per Share...............        $ 30.07         $ 18.39                     $  28.79
                                                         ========        ========                     ========

                                                                          SPECIAL                      CAPITAL
                                                          SPECIAL         VENTURE                OPPORTUNITIES   INTERNATIONAL
                                                             FUND            FUND                         FUND            FUND
                                                      -----------        --------                    ---------       ---------
ASSETS
Investments, at market value......................     $1,158,207        $145,850                   $1,705,389        $136,859
Receivable for investments and currencies sold....          6,456           2,322                        3,890           1,601
Receivable for fund shares sold...................            170             234                       12,122              31
Dividends and interest receivable.................            480              59                          161             291
Cash and other assets.............................            677           1,080                        1,770             133
                                                      -----------       ---------                  -----------       ---------
   Total Assets...................................     $1,165,990        $149,545                   $1,723,332        $138,915
                                                       ==========        ========                   ==========        ========
LIABILITIES
Payable for investments and currencies purchased..      $   4,434         $ 4,570                   $   35,466         $ 3,062
Payable for fund shares redeemed..................          1,782              --                           --              59
Payable to investment adviser and transfer agent..            961             148                        1,283             136
Other liabilities.................................            315             299                        2,045             113
                                                      -----------       ---------                  -----------       ---------
   Total Liabilities..............................          7,492           5,017                       38,794           3,370
                                                      -----------       ---------                  -----------       ---------
CAPITAL
Paid-in capital ..................................        706,675         110,699                    1,353,886         126,003
Net unrealized appreciation of investments and
   foreign currencies.............................        368,965          25,064                      342,284           7,599
Accumulated undistributed net
   investment income (loss).......................         (2,611)           (214)                      (3,208)            933
Accumulated undistributed net realized gains (loss
   investments and foreign currency transactions..         85,469           8,979                       (8,424)          1,010
                                                      -----------       ---------                  -----------       ---------
   Total Capital (Net Assets).....................      1,158,498         144,528                    1,684,538         135,545
                                                      -----------       ---------                  -----------       ---------
   Total Liabilities and Capital..................     $1,165,990        $149,545                   $1,723,332        $138,915
                                                       ==========        ========                   ==========        ========
Shares Outstanding
   (Unlimited Number Authorized)..................         42,299           9,106                       54,262          12,369
                                                       ==========        ========                   ==========        ========
Net Asset Value (Capital) Per Share...............       $  27.39         $ 15.87                     $  31.04         $ 10.96
                                                       ==========        ========                   ==========        ========

See accompanying notes to financial statements.


Statements of Operations
===========================================================================================================================
For The Year Ended September 30, 1996
(All Amounts In Thousands)

                                                                           GROWTH                       GROWTH
                                                         BALANCED         &INCOME                        STOCK
                                                             FUND            FUND                         FUND
                                                         --------        --------                     --------
INVESTMENT INCOME
Dividends.........................................        $ 4,190         $ 2,719                      $ 3,893
Interest..........................................          6,020           1,951                        1,515
                                                         --------        --------                     --------
                                                           10,210           4,670                        5,408
Foreign taxes withheld                                      --               --                            --
                                                         --------        --------                     --------
   Total Investment Income........................         10,210           4,670                        5,408
                                                         --------        --------                     --------
EXPENSES
Management fees...................................          1,247             989                        2,316
Transfer agent fees...............................            499             363                          849
Administrative fees...............................            340             247                          579
Custodian fees....................................             35              21                           29
SEC and state registration fees...................             26              40                           31
Accounting fees...................................             29              28                           34
Trustees' fees....................................             18              18                           25
Amortization of organization expenses.............             --              --                           --
Other.............................................            192             236                          310
                                                         --------        --------                     --------
                                                            2,386           1,942                        4,173
Reimbursement of expenses by
   investment adviser.............................             --           --                           --
                                                         --------        --------                     --------
   Total Expenses.................................          2,386           1,942                        4,173
                                                         --------        --------                     --------
   Net Investment Income (Loss)...................          7,824           2,728                        1,235
                                                         --------        --------                     --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gains (losses) on investments........         15,855           5,675                       34,712
Net realized gains (losses) on foreign
   currency transactions..........................             --              --                           --
Net realized gains on futures transactions........             --           1,985                           --
Net change in unrealized appreciation
   or depreciation of  investments and
   foreign currency transactions...................         7,704          23,196                       37,878
                                                         --------        --------                     --------
   Net Gains on Investments and Foreign
     Currency Transactions........................         23,559          30,856                       72,590
                                                         --------        --------                     --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $31,383         $33,584                      $73,825
                                                       ==========      ==========                   ==========


                                                                          SPECIAL                      CAPITAL
                                                          SPECIAL         VENTURE                OPPORTUNITIES   INTERNATIONAL
                                                             FUND            FUND                         FUND            FUND
                                                         --------        --------                     --------        --------
INVESTMENT INCOME
Dividends.........................................        $ 8,589          $  335                       $  784         $ 2,697
Interest..........................................          4,993             643                        5,701             403
                                                        ---------        --------                    ---------        --------
                                                           13,582             978                        6,485           3,100
Foreign taxes withheld                                         --              --                           --            (320)
                                                        ---------        --------                    ---------        --------
   Total Investment Income........................         13,582             978                        6,485           2,780
                                                        ---------        --------                    ---------        --------
EXPENSES
Management fees...................................          7,921             808                        5,695           1,055
Transfer agent fees...............................          2,474             209                        1,744             243
Administrative fees...............................          1,500              46                        1,064              49
Custodian fees....................................            152              34                           33             169
SEC and state registration fees...................             29              46                          465              39
Accounting fees...................................             52              26                           44              27
Trustees' fees....................................             53              19                           23              18
Amortization of organization expenses.............             --               4                           --              --
Other.............................................          1,054              79                          572              66
                                                        ---------        --------                    ---------        --------
                                                           13,235           1,271                        9,640           1,666
Reimbursement of expenses by
   investment adviser.............................          --                (85)                       --              --
                                                        ---------        --------                    ---------        --------
   Total Expenses.................................         13,235           1,186                        9,640           1,666
                                                        ---------        --------                    ---------        --------
   Net Investment Income (Loss)...................            347            (208)                      (3,155)          1,114
                                                        ---------        --------                    ---------        --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gains (losses) on investments........         91,665           9,004                       (8,425)          2,994
Net realized gains (losses) on foreign
   currency transactions..........................          1,336              --                           --             (18)
Net realized gains on futures transactions........             --              --                           --              --
Net change in unrealized appreciation
   or depreciation of  investments and
   foreign currency transactions...................         89,107          19,130                      261,649           4,858
                                                        ---------        --------                    ---------        --------
   Net Gains on Investments and Foreign
     Currency Transactions........................        182,108          28,134                      253,224           7,834
                                                        ---------        --------                    ---------        --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $182,455         $27,926                     $250,069          $8,948
                                                     ============      ==========                 ============      ==========


See accompanying notes to financial statements.

Statements of Changes in Net Assets
===========================================================================================================================
For The Years Ended September 30, 1995 And 1996
(All Amounts In Thousands)

                                                               BALANCED FUND          GROWTH &INCOME FUND     GROWTH STOCK FUND
                                                             1995        1996         1995         1996       1995         1996
                                                          ----------------------    ----------------------  ---------------------
OPERATIONS
Net investment income............................        $ 11,415      $ 7,824      $ 2,253      $ 2,728    $ 1,800      $ 1,235
Net realized gains on investments and foreign
   currency transactions..........................          4,680       15,855       12,531        7,660     35,566       34,712
Net change in unrealized appreciation
   or depreciation of  investments and
   foreign currency transactions..................         13,869        7,704        9,832       23,196     44,475       37,878
                                                       ==========   ==========    =========   ==========   ========     ========
   Net Increase in Net Assets Resulting
     from Operations..............................         29,964       31,383       24,616       33,584     81,841       73,825
                                                        ---------    ---------    ---------    ---------   --------     --------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income..............        (10,573)      (7,977)      (1,706)      (2,954)    (1,950)      (1,400)
Capital gain distributions........................         (2,423)      (5,662)      (5,016)     (12,376)   (39,914)     (32,877)
                                                        ---------    ---------    ---------    ---------   --------     --------
   Total Distributions to Shareholders............        (12,996)     (13,639)      (6,722)     (15,330)   (41,864)     (34,277)
                                                        ---------    ---------    ---------    ---------   --------     --------
SHARE TRANSACTIONS
Subscriptions to fund shares......................         27,078       24,623       27,756       70,627     30,276       56,575
Investment income dividends reinvested............          8,385        6,213        1,429        2,409      1,611        1,157
Capital gain distributions reinvested.............          2,142        4,955        4,619       11,090     35,003       28,785
Redemptions of fund shares........................        (55,287)     (51,032)     (41,839)     (37,532)   (68,033)     (68,437)
                                                        ---------    ---------    ---------    ---------   --------     --------
   Net Increase (Decrease) from
     Share Transactions...........................        (17,682)     (15,241)      (8,035)      46,594     (1,143)      18,080
                                                        ---------    ---------    ---------    ---------   --------     --------
   Net Increase (Decrease) in Net Assets..........           (714)       2,503        9,859       64,848     38,834       57,628
TOTAL NET ASSETS
Beginning of Year.................................        229,274      228,560      129,680      139,539    321,502      360,336
                                                        ---------    ---------    ---------    ---------   --------     --------
End of Year......................................        $228,560     $231,063     $139,539     $204,387   $360,336     $417,964
                                                       ==========   ==========    =========   ==========   ========     ========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   AT END OF PERIOD...............................        $ 1,180    $    (555)      $  942       $  716    $ 1,122       $  957
                                                       ==========   ==========    =========   ==========   ========     ========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares......................          1,052          852        1,884        4,094      1,358        2,124
Investment income dividends reinvested............            329          219           99          144         80           47
Capital gain distributions reinvested.............             89          180          337          698      1,733        1,166
                                                        ---------    ---------    ---------    ---------   --------     --------
                                                            1,470        1,251        2,320        4,936      3,171        3,337
Redemptions of fund shares                                 (2,146)      (1,783)      (2,856)      (2,201)    (3,017)      (2,610)
                                                        ---------    ---------    ---------    ---------   --------     --------
Net increase (decrease) in fund shares............           (676)        (532)        (536)       2,735        154          727
Shares outstanding at beginning of year...........          8,893        8,217        8,917        8,381     13,636       13,790
                                                        ---------    ---------    ---------    ---------   --------     --------
Shares outstanding at end of year.................          8,217        7,685        8,381       11,116     13,790       14,517
                                                       ==========   ==========    =========   ==========   ========     ========


See accompanying notes to financial statements.


Statements of Changes in Net Assets
===========================================================================================================================
For The Period Ended September 30, 1995 And The Year Ended September 30, 1996
(All Amounts In Thousands)

                                                                                                        SPECIAL
                                                                SPECIAL FUND                          VENTURE FUND
                                                             1995             1996                 1995*           1996
                                                        ----------------------------             -------------------------
OPERATIONS
Net investment income (loss)......................      $   6,683        $    347                 $   39         $ (208)
Net realized gains (losses) on investments
   and foreign currency transactions..............         85,576          93,001                  3,073          9,004
Net change in unrealized appreciation
   or depreciation of investments
   and foreign currency transactions..............         70,232          89,107                  5,934         19,130
                                                      -----------     -----------               --------      ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations....................        162,491         182,455                  9,046         27,926
                                                      -----------     -----------               --------      ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income..............         (7,700)         (4,825)                   (45)            --
Capital gain distributions.......................         (69,358)        (85,187)                   (82)        (3,016)
                                                      -----------     -----------               --------      ---------
   Total Distributions to Shareholders............        (77,058)        (90,012)                  (127)        (3,016)
                                                      -----------     -----------               --------      ---------
SHARE TRANSACTIONS
Subscriptions to fund shares......................        189,907         139,995                 57,989         71,954
Investment income dividends reinvested............          7,014           4,332                     33             (3)
Capital gain distributions reinvested.............         65,654          79,821                     79          2,899
Redemptions of fund shares........................       (390,424)       (359,562)                (6,487)       (15,765)
                                                      -----------     -----------               --------      ---------
   Net Increase (Decrease) from S
   hare Transactions..............................       (127,849)       (135,414)                51,614         59,085
                                                      -----------     -----------               --------      ---------
   Net Increase (Decrease) in Net Assets.........         (42,416)        (42,971)                60,533         83,995
TOTAL NET ASSETS
Beginning of Period...............................      1,243,885       1,201,469                     --         60,533
                                                      -----------     -----------               --------      ---------
End of Period.....................................     $1,201,469      $1,158,498                $60,533       $144,528
                                                     ============    ============              =========     ==========
Accumulated Undistributed Net

   Investment Income (loss) at End of Period......      $   4,642     $    (2,611)                  $ (6)        $ (214)
                                                     ============    ============              =========     ==========

ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST

Subscriptions to fund shares......................          8,272           5,554                  5,362          5,177
Shares issued in connection with stock split**....             --              --                     --             --
Investment income dividends reinvested............            327             187                      3             --
Capital gain distributions reinvested.............          3,064           3,445                      8            237
                                                      -----------     -----------               --------      ---------
                                                           11,663           9,186                  5,373          5,414
Redemptions of fund shares                                (16,938)        (14,456)                  (567)        (1,114)
                                                      -----------     -----------               --------      ---------
Net increase (decrease) in fund shares............         (5,275)         (5,270)                 4,806          4,300
Shares outstanding at beginning of period.........         52,844          47,569                     --          4,806
                                                      -----------     -----------               --------      ---------
Shares outstanding at end of period...............         47,569          42,299                  4,806          9,106
                                                     ============    ============              =========     ==========



                                                                   CAPITAL
                                                             OPPORTUNITIES FUND                     INTERNATIONAL FUND
                                                             1995             1996                  1995          1996
                                                            ----------------------                  ---------------------
OPERATIONS
Net investment income (loss)......................         $  152        $ (3,155)               $ 1,031        $ 1,114
Net realized gains (losses) on investments
   and foreign currency transactions..............         18,194          (8,425)                (1,820)         2,976
Net change in unrealized appreciation
   or depreciation of investments
   and foreign currency transactions..............         45,624         261,649                    (33)         4,858
                                                        ---------     -----------               --------      ---------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations....................         63,970         250,069                   (822)         8,948
                                                        ---------     -----------               --------      ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income..............           (105)           (150)                  (340)        (1,075)
Capital gain distributions........................             --         (12,960)                (1,229)            --
                                                        ---------     -----------               --------      ---------
   Total Distributions to Shareholders............           (105)        (13,110)                (1,569)        (1,075)
                                                        ---------     -----------               --------      ---------
SHARE TRANSACTIONS
Subscriptions to fund shares......................         90,143       1,801,763                 26,531         62,994
Investment income dividends reinvested............             87             128                    242            760
Capital gain distributions reinvested.............             --          11,772                  1,153             --
Redemptions of fund shares........................        (87,401)       (608,465)               (17,332)       (19,102)
                                                        ---------     -----------               --------      ---------
   Net Increase (Decrease) from S
   hare Transactions..............................          2,829       1,205,198                 10,594         44,652
                                                        ---------     -----------               --------      ---------
   Net Increase (Decrease) in Net Assets..........         66,694       1,442,157                  8,203         52,525
TOTAL NET ASSETS
Beginning of Period...............................        175,687         242,381                 74,817         83,020
                                                        ---------     -----------               --------      ---------
End of Period.....................................       $242,381      $1,684,538                $83,020       $135,545
                                                       ==========    ============              =========     ==========
Accumulated Undistributed Net
   Investment Income (loss) at End of Period......         $   97        $ (3,208)                $  865         $  933
                                                       ==========    ============              =========     ==========

ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTERES
Subscriptions to fund shares......................          2,765          64,836                  2,669          6,004
Shares issued in connection with stock split**....          5,511              --                     --             --
Investment income dividends reinvested............              2               6                     25             76
Capital gain distributions reinvested.............             --             527                    118             --
                                                        ---------       ---------               --------      ---------
                                                            8,278          65,369                  2,812          6,080
Redemptions of fund shares                                 (2,669)        (22,280)                (1,766)        (1,811)
                                                        ---------       ---------               --------      ---------
Net increase (decrease) in fund shares............          5,609          43,089                  1,046          4,269
Shares outstanding at beginning of period.........          5,564          11,173                  7,054          8,100
                                                        ---------       ---------               --------      ---------
Shares outstanding at end of period...............         11,173          54,262                  8,100         12,369
                                                       ==========      ==========              =========     ==========

 * From commencement of operations on October 17, 1994.

** Capital Opportunities declared a 2 for 1 stock split effective August 25,
1995.

See accompanying notes to financial statements.

Notes to Financial Statements
------------------------------------------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES

The following are the significant accounting policies of Stein Roe Balanced Fund, Stein Roe Growth & Income Fund, Stein Roe Growth Stock Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund, Stein Roe Capital Opportunities Fund, and Stein Roe International Fund (the "Funds"), each a series of the Stein Roe Investment Trust (a Massachusetts business trust). The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATIONS

All securities are valued as of September 30, 1996. Domestic securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each domestic over-the-counter security for which the last sale price is available from Nasdaq is valued at that price. All other domestic over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Domestic securities convertible into equity securities and long-term debt obligations are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of valuations provided by a pricing service. Foreign security valuations are generally based upon local convention or regulation, which may be last sales price, last bid or asked price, or the mean between last bid and asked priced as of, in each case, the close of the appropriate exchange or other designated time.

   Other assets and securities of the Funds are valued by a method that the Board of Trustees believes represents a fair value.

FUTURES CONTRACTS

During the year ended September 30, 1996, Growth & Income Fund entered into stock index futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

   Upon entering into a futures contract, the Fund deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FORWARD CURRENCY EXCHANGE CONTRACTS

At September 30, 1996, Special Fund had entered into forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. The Fund had the following outstand ing contracts at September 30, 1996:

Settlement          Contract to
 DATE            RECEIVE   DELIVER
 Dec. 13, 1996   $18,545   23,144 CHF

   Net unrealized depreciation of $43 on these contracts at September 30, 1996, is included in the accompany ing financial statements.

FEDERAL INCOME TAXES

No provision is made for federal income taxes since each Fund elects to be taxed as a "regulated invest ment company" and makes such distrib utions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains.

   At September 30, 1996, Capital Opportunities Fund had a capital loss carryforward of $8,401, which expires 2004.

DISTRIBUTIONS TO SHAREHOLDERS

On October 30, 1996, the Board of Trustees declared a dividend from net investment income of $0.22 per share for Balanced Fund and $0.05 per share for Growth & Income Fund, payable November 20, 1996, to share holders of record on November 10, 1996.

   Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differ ences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistribu tions are classified as distributions in excess of net investment income or net realized gains, and any perma nent differences are reclassified to paid-in capital.

OTHER INFORMATION

The books and records of the Funds are maintained in U.S. dollars. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

   Realized gains or losses from sales of securities are determined on the specific identified cost basis.

     All amounts, except per-share amounts, are shown in thousands.

NOTE 2. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Funds pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

   The management and admin istrative fees for the following Funds are computed at annual rates as a percentage of average daily net assets as follows:

BALANCED FUND
Management Fees
0.55% up to $500 million
0.50% of next $500 million
0.45% thereafter
Administrative Fees
0.15% up to $500 million
0.125% of next $500 million
0.10% thereafter

GROWTH & INCOME FUND AND
GROWTH STOCK FUND
Management Fees
0.60% up to $500 million
0.55% of next $500 million
0.50% thereafter
Administrative Fees
0.15% up to $500 million
0.125% of next $500 million
0.10% thereafter

CAPITAL OPPORTUNITIES FUND AND SPECIAL FUND
Management Fees
0.75% up to $500 million
0.70% of next $500 million
0.65% of next $500 million
0.60% thereafter
Administrative Fees
0.15% up to $500 million
0.125% of next $500 million
0.10% of next $500 million
0.075% thereafter

   Effective July 1, 1996, the management fees for Special Venture Fund and International Fund are computed at an annual rate of .75 percent and .85 percent of average daily net assets, respectively. The administrative fees are computed at an annual rate of .15 percent of average daily net assets. Prior to July 1, 1996, the Adviser provided both portfolio management and administrative services under an investment advisory agreement. The fee under this agreement for Special Venture Fund was computed at .90 percent of average daily net assets, and for International Fund, 1 percent of average daily net assets.

   The administrative agreement for all Funds provide that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse Special Venture Fund and International Fund to the extent that their expenses exceed 1.25 percent and 1.65 percent, respectively, of average daily net assets. These expense limitations expire on January 31, 1997, subject to earlier termination by the Adviser on 30 days' notice.

   The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. Effective July 3, 1996, SSI entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Funds.

   The Adviser also provides the Funds with certain fund accounting services. For the year ended September 30, 1996, Balanced Fund, Growth & Income Fund, Growth Stock Fund, Special Fund, Special Venture Fund, Capital Opportunities Fund and International Fund incurred charges of $29, $28, $34, $52, $26, $44 and $27, respectively.

   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Balanced Fund, Growth & Income Fund, Growth Stock Fund, Special Fund, Special Venture Fund, Capital Opportunities Fund and International Fund for the year ended September 30, 1996, was $18, $18, $25, $53, $19, $23 and $18,
respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 3. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Funds maintain borrowing arrangements under which they can borrow against portfolio securities. The Funds had no borrowings during the year ended September 30, 1996.

Notes to Financial Statements CONTINUED
------------------------------------------------------------------------------
NOTE 4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1996, were:

FUND                                                    Purchases         Sales
                                                      -----------     ---------
Balanced.............................................  $  186,693      $227,692
Growth & Income......................................      46,347        17,120
Growth Stock.........................................     140,618       155,312
Special..............................................     330,743       602,310
Special Venture......................................     116,720        61,157
Capital Opportunities................................   1,128,038       161,548
International........................................      91,398        44,422

   At September 30, 1996, unrealized appreciation and depreciation on a tax basis and the cost of investments for federal income tax purposes and for financial reporting purposes were as follows:


                                                                                   Cost of Investments

                                                                                               Federal
                                                                    Net         Financial       Income
FUND                                 Appreciation   Depreciation  Appreciation  Reporting          Tax
                                       ---------    --------      ---------     ---------     ---------
Balanced....................           $ 49,032     $ 1,220       $ 47,812     $ 184,396    $  183,964
Growth & Income.............             54,571       1,225         53,346       150,783       150,783
Growth Stock................            159,299         630        158,669       258,859       258,859
Special.....................            385,039      17,179        367,860       789,199       790,347
Special Venture.............             26,993       1,929         25,064       120,786       120,786
Capital Opportunities.......            354,641      12,380        342,261     1,363,105     1,363,128
International...............             16,237       8,637          7,600       129,259       129,259


Financial Highlights
------------------------------------------------------------------------------


Special Venture Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                              PERIOD             YEAR
                                                              ENDED              ENDED
                                                              SEPT. 30,          SEPT. 30,
                                                              1995(A)            1996
                                                              -------            --------
NET ASSET VALUE, BEGINNING OF PERIOD............              $ 10.00            $  12.60
                                                              -------            --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss).................                 0.01               (0.02)
   Net realized and unrealized gains on investments              2.67                3.86
                                                              -------            --------
      Total from investment operations..........                 2.68                3.84
                                                              -------            --------
DISTRIBUTIONS
   Net investment income .......................                (0.03)                --
   Net realized capital gains...................                (0.05)             (0.57)
                                                              -------            --------
      Total distributions.......................                (0.08)             (0.57)
                                                              -------            --------
NET ASSET VALUE, END OF PERIOD..................              $ 12.60            $  15.87
                                                           ===========      =============
Ratio of net expenses to average net assets (b).                1.25%*             1.25%
Ratio of net investment income to average net assets (c)        0.12%*            (2.19%)
Portfolio turnover rate.........................                  84%                72%
Average Commissions (Per Share).................                 --             $ 0.0378
Total return....................................               26.96%             31.81%
Net assets, end of period.......................              $60,533            $144,528

*Annualized

(a) From commencement of operations on October 17, 1994.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment Adviser, this ratio would have been 2.87 percent for the period ended September 30, 1995, and 1.34 percent for the year ended September 30, 1996.
(c) Computed giving effect to investment Adviser's expense limitation undertaking.

Financial Highlights CONTINUED
=======================================================================================================================
Balanced Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                               NINE
                                                                             MONTHS
                                                          YEARS ENDED         ENDED
                                                            DEC. 31,       SEPT. 30,             YEARS ENDED SEPT. 30,
                                                          1986      1987       1988                 1989       1990
                                                      --------    --------    --------             -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.............      $ 25.04     $ 25.07     $ 22.25               $ 22.66  $ 25.41
                                                      --------    --------    --------              -------- --------
INCOME FROM INVESTMENT OPERATIONS

   Net investment income ........................        1.33      1.32        0.97                  1.37       1.28
   Net realized and unrealized gains
     (losses) on investments.....................        2.75     (1.06)       0.45                  3.10      (2.92)
                                                      --------    --------    --------            --------   --------
      Total from investment operations...........        4.08      0.26        1.42                  4.47      (1.64)
                                                      --------    --------    --------            --------   --------
DISTRIBUTION
   Net investment income ........................       (1.35)    (1.63)      (0.90)                (1.34)     (1.36)
   Net realized capital gains....................       (2.70)    (1.45)      (0.11)                (0.38)     (0.73)
                                                      --------  --------    --------              --------   --------
      Total distributions........................       (4.05)    (3.08)      (1.01)                (1.72)     (2.09)
                                                      --------  --------    --------              --------   --------
NET ASSET VALUE, END OF PERIOD...................     $ 25.07   $ 22.25     $ 22.66               $ 25.41    $ 21.68
                                                    =========   ========    ========             ========     ======
Ratio of net expenses to average net assets......       0.79%     0.80%      0.87%*                 0.90%      0.88%
Ratio of net investment income to
   average net assets............................       5.21%     5.12%      5.68%*                 5.83%      5.36%
Portfolio turnover rate..........................        108%       86%       85%                     93%        75%
Average Commissions (Per Share)..................         --        --        --                       --         --
Total return.....................................      17.11%     0.74%     6.51%                  20.76%     (6.86%)
Net assets, end of period........................    $149,831  $140,279  $134,225                $144,890   $124,592




                                                                                 YEARS ENDED SEPT. 30,

                                                          1991      1992     1993              1994     1995     1996
                                                        --------  --------  --------         -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.............         $ 21.68   $ 26.08  $ 26.91           $ 27.57  $ 25.78  $ 27.82
                                                        --------   -------- --------         --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................            1.32      1.31     1.26              1.15     1.33     1.00
   Net realized and unrealized gains
     (losses) on investments.....................            4.85      1.48     2.37             (1.06)    2.22     2.96
                                                         --------  --------  --------          --------- ------ --------
      Total from investment operations...........            6.17      2.79     3.63              0.09     3.55     3.96
                                                         --------  --------  --------           -------- ------- -------
DISTRIBUTIONS
   Net investment income ........................           (1.26)    (1.34)   (1.30)            (1.17)   (1.23)   (1.01)
   Net realized capital gains....................           (0.51)    (0.62)   (1.67)            (0.71)   (0.28)   (0.70)
                                                          --------  --------  --------         --------- ------  -------
      Total distributions........................           (1.77)    (1.96)   (2.97)            (1.88)   (1.51)   (1.71)
                                                          --------  --------  --------          -------- -------  ------
NET ASSET VALUE, END OF PERIOD...................         $ 26.08   $ 26.91  $ 27.57           $ 25.78  $ 27.82  $ 30.07
                                                       =========== ========= =========          ======== ======= =======
Ratio of net expenses to average net assets......            0.87%     0.85%     0.81%            0.83%    0.87%    1.05%
Ratio of net investment income to
   average net assets............................            5.50%     4.94%     4.69%            4.53%    5.14%    3.45%
Portfolio turnover rate..........................              71%       59%      53%               29%      45%      87%
Average Commissions (Per Share)..................               --        --       --                --      --  $ 0.0537
Total return.....................................           29.67%    11.13%   14.57%             0.36%   14.49%   14.83%
Net assets, end of period........................         $150,689  $173,417 $222,292          $229,274 $228,560 $231,063

*Annualized

Note:For the year ended December 31, 1986, the average amount of debt outstanding was $2, the average number of shares outstanding was 5,506, and the average amount of debt outstanding per share was $0.0004. The Fund had no borrowings during any other periods.

Financial Highlights CONTINUED
==============================================================================================================================
Growth & Income Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                  PERIOD ENDED
                                                      SEPT. 30,               YEARS ENDED SEPTEMBER 30,
                                                        1987(A)   1988       1989              1990      1991
                                                       -------   -------    -------           -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD............       $ 10.00   $ 10.49     $ 8.88           $ 11.34   $ 10.49
                                                       -------   -------    -------           -------   -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .......................          0.05      0.17       0.22              0.26      0.26
   Net realized and unrealized gains (losses)
      on investments............................          0.47     (1.64)      2.46             (0.85)     2.17
                                                       -------   -------    -------           -------   -------
      Total from investment operations..........          0.52     (1.47)      2.68             (0.59)     2.43
                                                       -------   -------    -------           -------   -------
DISTRIBUTIONS
   Net investment income .......................         (0.03)    (0.14)     (0.22)            (0.26)    (0.29)
   Net realized capital gains...................          --        --         --                --       (0.36)
                                                       -------   -------    -------           -------   -------
      Total distributions.......................         (0.03)    (0.14)     (0.22)            (0.26)    (0.65)
                                                       -------   -------    -------           -------   -------
NET ASSET VALUE, END OF PERIOD..................       $ 10.49    $ 8.88    $ 11.34           $ 10.49   $ 12.27
                                                   ==========  ========== ==========        ==========  ========
Ratio of net expenses to average net assets (b).        1.91%*    1.47%      1.24%             1.08%     1.00%
Ratio of net investment income to average net
assets (c)                                              1.43%*    2.03%      2.28%             2.40%     2.27%
Portfolio turnover rate.........................          32%      105%        63%               51%       48%
Average Commissions (Per Share).................          --        --         --                --        --
Total return....................................        5.20%   (13.90%)    30.63%            (5.25%)   24.12%
Net assets, end of period.......................      $22,863   $23,002    $32,562            $43,446  $54,820



                                                                         YEARS ENDED SEPTEMBER 30,

                                                      1992      1993       1994              1995      1996
                                                     -------  --------   --------          --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............     $ 12.27   $ 13.42    $ 14.83           $ 14.54   $ 16.65
                                                     -------  --------   --------          --------  --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income .......................        0.19      0.17       0.18              0.34      0.27
   Net realized and unrealized gains (losses)
      on investments............................        1.49      2.16       0.40              2.56      3.22
                                                     -------  --------   --------          --------  --------
      Total from investment operations..........        1.68      2.33       0.58              2.90      3.49
                                                     -------   --------  --------          --------  --------
DISTRIBUTIONS

   Net investment income .......................      (0.18)    (0.16)     (0.16)            (0.20)    (0.32)
   Net realized capital gains...................      (0.35)    (0.76)     (0.71)            (0.59)    (1.43)
                                                     -------  --------   --------          --------  --------
      Total distributions.......................      (0.53)    (0.92)     (0.87)            (0.79)    (1.75)
                                                     -------  --------   --------          --------  --------
NET ASSET VALUE, END OF PERIOD..................     $ 13.42   $ 14.83    $ 14.54           $ 16.65   $ 18.39
                                                  ========== ========== ==========       =========  =========
Ratio of net expenses to average net assets (b).      0.97%     0.88%      0.90%             0.96%     1.18%
Ratio of net investment income to average net
assets (c)                                            1.46%     1.23%      1.18%             1.78%      1.65%
Portfolio turnover rate.........................        40%       50%        85%               70%        13%
Average Commissions (Per Share).................         --        --         --               --    $ 0.0683
Total return....................................      14.00%    17.98%      4.03%            21.12%    22.67%
Net assets, end of period.......................     $70,724  $100,365   $129,680          $139,539  $204,387

*Annualized

(a)  From commencement of operations on March 23, 1987.
(b)If the Fund had paid all of its expenses and there had been no reimbursement by the investment Adviser, this ratio would have been 2.49 percent for the period ended September 30, 1987, and 1.09 percent for the year ended September 30, 1990.
(c) Computed giving effect to investment Adviser's expense limitation undertaking.

Financial Highlights CONTINUED
===============================================================================================================================
Growth Stock Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                             NINE
                                                                           MONTHS
                                                          YEARS ENDED       ENDED
                                                            DEC. 31,     SEPT. 30,         YEARS ENDED SEPT. 30,
                                                        1986      1987       1988             1989     1990
                                                      --------  -------- --------           -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.............     $ 17.43   $ 16.97  $ 14.67            $ 14.60  $ 19.05
                                                      --------  -------- --------           -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................        0.26      0.24     0.19               0.34     0.39
   Net realized and unrealized gains (losses) on
    investments                                          2.75      0.46    (0.11)              4.51    (1.17)
                                                      --------  -------- --------           -------- --------
      Total from investment operations...........        3.01      0.70     0.08               4.85    (0.78)
                                                      --------  -------- --------           -------- --------
DISTRIBUTIONS
   Net investment income ........................       (0.25)    (0.29)   (0.15)             (0.34)   (0.37)
   Net realized capital gains....................       (3.22)    (2.71)    --                (0.06)     --
                                                      --------  -------- --------           -------- --------
      Total distributions........................       (3.47)    (3.00)   (0.15)             (0.40)   (0.37)
                                                      --------  -------- --------           -------- --------
NET ASSET VALUE, END OF PERIOD...................     $ 16.97   $ 14.67  $ 14.60            $ 19.05  $ 17.90
                                                  ============ ========= ========        =========== ========
Ratio of net expenses to average net assets......      0.67%     0.65%     0.76%*            0.77%    0.73%
Ratio of net investment income to average net assets   1.34%     1.25%     1.62%*            2.05%    2.03%
Portfolio turnover rate..........................       137%      143%       84%               47%      40%
Average Commissions (Per Share)..................       --        --       --                 --       --
Total return.....................................     16.91%     5.57%    0.54%             33.86%   (4.17%)
Net assets, end of period........................   $226,604  $232,658 $195,641           $206,476 $206,031




                                                                              YEARS ENDED SEPT. 30,

                                                          1991      1992     1993                1994     1995     1996
                                                        --------  --------  --------           -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.............      $ 17.90   $ 22.79  $ 24.65              $ 24.89  $ 23.58  $ 26.13
                                                        -------- --------  --------            -------- -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................         0.33      0.18     0.15                0.13     0.12     0.08
   Net realized and unrealized gains (losses) on
    investments                                           5.90      3.01     1.14                0.41     5.60     5.01
                                                        -------- --------  --------            --------  ------- --------
      Total from investment operations...........         6.23      3.19     1.29                0.54     5.72     5.09
                                                        --------  -------- --------            --------  -------- -------
DISTRIBUTIONS
   Net investment income ........................        (0.42)    (0.16)   (0.10)              (0.12)   (0.15)   (0.10)
   Net realized capital gains....................        (0.92)    (1.17)   (0.95)              (1.73)   (3.02)   (2.33)
                                                        --------  --------  --------           --------  -------- --------
      Total distributions........................        (1.34)    (1.33)   (1.05)              (1.85)   (3.17)   (2.43)
                                                        --------  --------  --------           --------  -------- --------
NET ASSET VALUE, END OF PERIOD...................        $ 22.79   $ 24.65  $ 24.89             $ 23.58  $ 26.13  $ 28.79
                                                      =========== ========= =========         ========== ========  =======
Ratio of net expenses to average net assets......         0.79%     0.92%     0.93%              0.94%    0.99%     1.08%
Ratio of net investment income to average net assets      1.63%     0.75%     0.59%              0.50%    0.56%     0.32%
Portfolio turnover rate..........................           34%       23%      29%                 27%      36%       39%
Average Commissions (Per Share)..................           --        --       --                  --       --   $ 0.0528
Total return.....................................        36.64%    14.37%    5.09%               2.10%   28.18%    21.04%
Net assets, end of period........................      $291,767  $372,758 $373,921            $321,502 $360,336 $417,964

*Annualized

Note:For the year ended September 30, 1989, the average amount of debt outstanding was $124, the average number of shares outstanding was 11,745, and the average amount of debt outstanding per share was $0.0106. The Fund had no borrowings during any other periods.

Financial Highlights CONTINUED
==================================================================================================================================
Special Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                             NINE
                                                                           MONTHS
                                                          YEARS ENDED       ENDED
                                                            DEC. 31,     SEPT. 30,        YEARS ENDED SEPT. 30,
                                                        1986      1987       1988              1989     1990
                                                      --------  -------- --------          -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.............      $ 18.41   $ 16.95  $ 12.83           $ 15.12  $ 20.79
                                                      --------  -------- --------          -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................         0.35      0.23     0.14              0.36     0.42
   Net realized and unrealized gains (losses) on
   investments                                            2.33      0.12      2.16             5.58    (2.10)
                                                      --------  -------- --------          -------- --------
      Total from investment operations...........         2.68      0.35     2.30              5.94    (1.68)
                                                      --------  -------- --------          -------- --------
DISTRIBUTIONS
   Net investment income ........................        (0.34)    (0.57)   (0.01)            (0.21)   (0.39)
   Net realized capital gains....................        (3.80)    (3.90)   --                (0.06)   (2.08)
                                                      --------  -------- --------          -------- --------
      Total distributions........................        (4.14)    (4.47)   (0.01)            (0.27)   (2.47)
                                                      --------  -------- --------          -------- --------
NET ASSET VALUE, END OF PERIOD...................      $ 16.95   $ 12.83  $ 15.12           $ 20.79  $ 16.64
                                                   ===========  ========= ========          =======  =======
Ratio of net expenses to average net assets......       0.92%     0.96%     0.99%*           0.96%    1.02%
Ratio of net investment income to average net assets    1.75%     1.32%     1.31%*           2.12%    2.33%
Portfolio turnover rate..........................        116%      103%       42%              85%      70%
Average Commissions (Per Share)..................         --        --       --                --       --
Total return.....................................       14.70%     4.27%   17.94%            40.00%   (8.78%)
Net assets, end of period........................     $253,693  $187,997 $224,628          $322,056 $361,065


                                                                               YEARS ENDED SEPT. 30,
                                                          1991      1992     1993                 1994      1995       1996
                                                        -------- --------- -------            --------   ---------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............       $ 16.64   $ 19.87 $  20.90            $  25.04  $  23.54 $    25.26
                                                        -------- --------- -------            --------- ----------   -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ........................          0.34      0.21     0.17                0.15      0.13       0.01
   Net realized and unrealized gains (losses) on
   investments                                             4.55      1.50     5.31                0.33      3.05       4.14
                                                         --------  -------- ---------          --------    -------   --------
      Total from investment operations...........          4.89      1.71     5.48                0.48      3.18       4.15
                                                         --------  -------- ---------          --------    -------   --------
DISTRIBUTIONS
   Net investment income ........................         (0.34)    (0.37)   (0.18)              (0.21)    (0.15)     (0.11)
   Net realized capital gains....................         (1.32)    (0.31)   (1.16)              (1.77)    (1.31)     (1.91)
                                                         --------  -------- ---------          --------   --------   --------
      Total distributions........................         (1.66)    (0.68)   (1.34)              (1.98)    (1.46)     (2.02)
                                                         --------  -------- ---------          --------   --------   --------
NET ASSET VALUE, END OF PERIOD...................       $ 19.87   $ 20.90  $ 25.04            $  23.54   $ 25.26    $ 27.39
                                                        ========= ======== ========            =======   ========   =========
Ratio of net expenses to average net assets......         1.04%     0.99%     0.97%              0.96%     1.02%      1.18%
Ratio of net investment income to average net assets      2.11%     0.99%     0.92%              0.91%     0.56%      0.03%
Portfolio turnover rate..........................           50%       40%      42%                 58%       41%        32%
Average Commissions (Per Share)..................           --        --       --                  --        --    $ 0.0482
Total return.....................................        32.18%     8.96%   27.35%               2.02%    14.60%     17.89%
Net assets, end of period........................      $587,259  $626,080$1,076,818         $1,243,885 $1,201,469 $1,158,498

*Annualized

Note:For the year ended December 31, 1986, the average amount of debt outstanding was $203, the average number of shares outstanding was 15,251, and the average amount of debt outstanding per share was $0.0133. The Fund had no borrowings during any other periods.


Financial Highlights CONTINUED
===============================================================================================================================
Capital Opportunities Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                             NINE
                                                                           MONTHS
                                                          YEARS ENDED       ENDED
                                                            DEC. 31,     SEPT. 30,         YEARS ENDED SEPT. 30,
                                                        1986      1987       1988            1989      1990
                                                      --------  -------- --------          -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.............     $ 11.91   $ 13.38  $ 10.62           $ 10.78   $ 14.58
                                                      --------  -------- --------          --------  --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................        0.03      0.03     0.03              0.05      0.06
   Net realized and unrealized gains (losses) on
    investments                                          1.97      0.62     0.13              3.86     (4.72)
                                                      --------  -------- --------          --------  --------
      Total from investment operations...........        2.00      0.65     0.16              3.91     (4.66)
                                                      --------  -------- --------          --------  --------
DISTRIBUTIONS
   Net investment income ........................       (0.10)    (0.05)   --                (0.05)    (0.06)
   Net realized capital gains....................       (0.43)    (3.36)   --                (0.06)    (2.54)
                                                      --------  -------- --------          --------  --------
      Total distributions........................       (0.53)    (3.41)   --                (0.11)    (2.60)
                                                      --------  -------- --------          --------  --------
NET ASSET VALUE, END OF PERIOD...................     $ 13.38   $ 10.62  $ 10.78           $ 14.58   $  7.32
                                                      ========  ======== ========          ========  ========
Ratio of net expenses to average net assets......      0.95%     0.95%    1.01%*            1.09%     1.14%
Ratio of net investment income to average net assets   0.19%     0.18%    0.34%*            0.42%     0.43%
Portfolio turnover rate..........................       116%      133%     164%              245%      171%
Average Commissions (Per Share)..................        --        --       --                --        --
Total return.....................................      16.77%     9.38%    1.51%            36.68%   (37.51%)
Net assets, end of period........................    $191,415  $171,973 $194,160          $272,805   $86,342


                                                                                YEARS ENDED SEPT. 30,

                                                          1991      1992     1993                1994     1995       1996
                                                        -------  --------  --------            --------  ------   -------
NET ASSET VALUE, BEGINNING OF PERIOD.............       $ 7.32   $ 11.00  $ 11.56             $ 15.44   $ 15.79    $21.69
                                                        -------  -------- --------             -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)..................         0.11      0.06     0.01                0.02     0.01      (0.06)
   Net realized and unrealized gains (losses) on
    investments                                           3.73      0.60     3.91                0.34     5.91      10.41
                                                        -------  --------  -------             -------  -------   -------
      Total from investment operations...........         3.84      0.66     3.92                0.36     5.92      10.35
                                                        -------  --------  --------           --------  --------  -------
DISTRIBUTIONS
   Net investment income ........................        (0.08)    (0.10)   (0.04)              (0.01)   (0.02)     (0.01)
   Net realized capital gains....................        (0.08)      --       --                  --       --       (0.99)
                                                        -------  --------  --------           --------  --------  -------
      Total distributions........................        (0.16)    (0.10)   (0.04)              (0.01)   (0.02)     (1.00)
                                                        -------  --------  --------           --------  -------- --------
NET ASSET VALUE, END OF PERIOD...................      $ 11.00   $ 11.56  $ 15.44             $ 15.79  $ 21.69    $ 31.04
                                                       ========  ======== =========           ======== ========  ========
Ratio of net expenses to average net assets......       1.18%     1.06%    1.06%               0.97%    1.05%      1.22%
Ratio of net investment income to average net assets    1.19%     0.42%    0.09%               0.04%    0.08%     (0.40%)
Portfolio turnover rate..........................         69%       46%      55%                 46%      60%        22%
Average Commissions (Per Share)..................         --        --       --                  --       --    $ 0.0555
Total return.....................................      53.51%     5.99%   34.01%               2.31%   37.46%     49.55%
Net assets, end of period........................    $129,711  $118,726 $153,101            $175,687 $242,381 $1,684,538

*Annualized

All per share amounts and Average Shares Outstanding During Period on the debt table reflect a two-for-one stock split effective August 25, 1995.
Note: For the periods indicated below, bank borrowing activity was as follows:

                              DEBT OUTSTANDING      AVERAGE DEBT     AVERAGE SHARES
                                        AT END       OUTSTANDING        OUTSTANDING       AVERAGE DEBT
                                     OF PERIOD     DURING PERIOD      DURING PERIOD          PER SHARE
   PERIOD ENDED                  (IN THOUSANDS)   (IN THOUSANDS)     (IN THOUSANDS)      DURING PERIOD
   ------------            ---------------------------------------------------------------------------
   December 31, 1986......          $--            $   55               13,906            $0.0039
   December 31, 1987......           --               292               16,008             0.0183
   September 30, 1988.....           --                56               17,206             0.0033
   September 30, 1989.....           --               422               16,066             0.0263
   September 30, 1990.....          200             1,042               15,944             0.0654

  The Fund had no borrowings during any other periods.


Financial Highlights CONTINUED
-----------------------------------------------------------------------------------
International Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                              PERIOD
                                                              ENDED                     YEARS ENDED
                                                              SEPT. 30,                 SEPTEMBER 30,
                                                              1994 (A)     1995           1996
                                                              -------     -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD............              $ 10.00     $ 10.61        $  10.25
                                                              -------     -------        --------
INCOME FROM INVESTMENT OPERATIONS

   Net investment income .......................              0.03        0.12               0.09
   Net realized and unrealized gains (losses) on investments
      and foreign currency transactions.........              0.58        (0.26)             0.74
                                                              -------     -------        --------
      Total from investment operations..........              0.61        (0.14)             0.83
                                                              -------     -------        --------
DISTRIBUTIONS

   Net investment income .......................                --        (0.05)           (0.12)
   Net realized capital gains...................                --        (0.17)               --
                                                              -------     -------        --------
      Total distributions.......................                --        (0.22)           (0.12)
                                                              -------     -------        --------
NET ASSET VALUE, END OF PERIOD..................              $ 10.61    $ 10.25         $  10.96
                                                          ===========   ===========      ===========
Ratio of net expenses to average net assets.....              1.61%*       1.59%             1.51%
Ratio of net investment income to average net assets          0.61%*       1.41%             1.01%
Portfolio turnover rate.........................                48%           5                42%
Average Commissions (Per Share)..................                --           --          $ 0.0010
Total return....................................                6.10%     (1.28%)           8.23%
Net assets, end of period.......................              $74,817    $83,020         $135,545

*Annualized
(a) From commencement of operations on March 1, 1994.

Report of Independent Auditors
---------------------------------------------------------------------------
To the Board of Trustees and
 Shareholders of Stein Roe
 Investment Trust
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities
 Fund
Stein Roe International Fund

We have audited the accompanying balance sheets, including the schedule of investments, of Stein Roe Balanced Fund, Stein Roe Growth & Income Fund, Stein Roe Growth Stock Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund, Stein Roe Capital Opportunities Fund and Stein Roe International Fund as of September 30, 1996, and the related statements of operations and statements of changes in net assets for the periods indicated thereon, and the financial highlights of Stein Roe Balanced Fund for the periods subsequent to December 31, 1987 and the financial highlights of Stein Roe Growth & Income Fund, Stein Roe Growth Stock Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund, Stein Roe Capital Opportunities Fund and Stein Roe International Fund for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stein Roe Balanced Fund, Stein Roe Growth & Income Fund, Stein Roe Growth Stock Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund, Stein Roe

Capital Opportunities Fund and Stein Roe International Fund, as of September 30, 1996, the results of their operations and the changes in their net assets for the periods indicated thereon, and the financial highlights of Stein Roe Balanced Fund for periods subsequent to December 31, 1987, and the financial highlights of Stein Roe Growth & Income Fund, Stein Roe Growth Stock Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund, Stein Roe Capital Opportunities Fund and Stein Roe International Fund for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 11, 1996

Investment Trust
----------------------------------------------------------------------------
TRUSTEES
Timothy K. Armour
President, Mutual Fund Division and Director,
 Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
 Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
 Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
 Officer, United Airlines
Francis W. Morley
Chairman, Employer Plan Administrators
 and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
 University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners
Gordon R. Worley
Private Investor

OFFICERS
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President, Secretary
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Thomas W. Butch, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
E. Bruce Dunn, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Richard B. Peterson, Vice President
Gloria J. Santella, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Treasurer
Janet B. Rysz, Assistant Secretary

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

STEIN ROE MUTUAL FUNDS
Building Wealth for Generations


THE STEIN ROE FUNDS
STEIN ROE GOVERNMENT RESERVES FUND
STEIN ROE CASH RESERVES FUND
STEIN ROE GOVERNMENT INCOME FUND
STEIN ROE INTERMEDIATE BOND FUND
STEIN ROE INCOME FUND
STEIN ROE HIGH YIELD FUND
STEIN ROE MUNICIPAL MONEY MARKET FUND
STEIN ROE INTERMEDIATE MUNICIPALS FUND
STEIN ROE MANAGED MUNICIPALS FUND
STEIN ROE HIGH-YIELD MUNICIPALS FUND
STEIN ROE BALANCED FUND
STEIN ROE GROWTH AND INCOME FUND
STEIN ROE GROWTH STOCK FUND
STEIN ROE YOUNG INVESTOR FUND
STEIN ROE SPECIAL FUND
STEIN ROE SPECIAL VENTURE FUND
STEIN ROE CAPITAL OPPORTUNITIES FUND
STEIN ROE INTERNATIONAL FUND

                                P.O. BOX 8900
                      Bostonn Massachusetts 02205-8900
                                 800-338-2550
                            http://www.steinroe.com
          In Chicago, visit our Fund center at One South Wacker Drive
                 Liberty Securities Corporation, Distributor
                             Member SIPC. 11/96
                                    EQ11A